As filed with the Securities and Exchange Commission on December 8, 2003

                                                   1933 Act File No. 333-
                                                   1940 Act File No. 811-08743
   ________________________________________________________________________

               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ________________

                                   FORM N-2

                  [X]       REGISTRATION STATEMENT
                                   UNDER THE
                            SECURITIES ACT OF 1933

                  [ ]      Pre-Effective Amendment No.   ____
                  [ ]      Post-Effective Amendment No.  ____
                       (Check appropriate box or boxes)
                               ________________

                        VAN KAMPEN SENIOR INCOME TRUST
 (Exact Name of Registrant as Specified in Agreement and Declaration of Trust)


    1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555
                   (Address of Principal Executive Offices)


                       Telephone Number: (630) 684-6000
                       (Area Code and Telephone Number)


                           A. Thomas Smith III, Esq.
                     Managing Director and General Counsel
                          Van Kampen Investments Inc.
                          1221 Avenue of the Americas
                           New York, New York 10020
                                (212) 762-5260
                    (Name and Address of Agent for Service)
                               ________________
                                  Copies to:

    Wayne W. Whalen, Esq.                            Cynthia G. Cobden, Esq.
   Charles B. Taylor, Esq.                       Simpson Thacher & Bartlett LLP
Skadden, Arps, Slate, Meagher &                     425 Lexington Avenue
    Flom (Illinois)                                 New York, New York 10017
  333 West Wacker Drive                                  (212) 455-2000
 Chicago, Illinois 60606
    (312) 407-0700

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933:

                                          Proposed      Proposed
                                          Maximum       Maximum
        Title of             Amount       Offering      Aggregate     Amount of
    Securities Being         Being         Price        Offering    Registration
      Registered           Registered     Per Unit       Price          Fee
------------------------  -----------    ----------    -----------  ------------
Shares of Auction Rate         40          $25,000      $1,000,000     $80.90
Cumulative Preferred
Shares, par value $0.01
per share


The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities Exchange Commission, acting pursuant to Section 8(a) of the Securities Act of 1933, as amended, may determine.

_______________________________________________________________________________
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
________________________________________________________________________________



                 SUBJECT TO COMPLETION, DATED DECEMBER   , 2003

PRELIMINARY PROSPECTUS
                           $[        ]
                        VAN KAMPEN SENIOR INCOME TRUST
                   Auction Rate Cumulative Preferred Shares
                            [        ] Shares, Series M
                            [        ] Shares, Series T
                            [        ] Shares, Series W
                            [        ] Shares, Series TH
                            [        ] Shares, Series F
                   Liquidation Preference $25,000 Per Share
                               ________________

         Van Kampen Senior Income Trust (the "Fund") is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. The Fund's investment adviser is Van Kampen Investment Advisory Corp. ("Advisory Corp." or the "Adviser").

         The Fund is offering [ ] Series M, [ ] Series T, [ ] Series W, [ ] Series TH and [ ] Series F Auction Rate Cumulative Preferred Shares (collectively, the "Preferred Shares"). The minimum purchase amount for Preferred Shares is $25,000.

         An investment in the Preferred Shares may not be appropriate for all investors and there is no assurance that the Fund will achieve its investment objective. See risk factors of the Fund described in the section "Investment Objective, Policies and Risks" beginning on page [ ] of this Prospectus.

         Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             _____________________

                                        Per Share                 Total
                                    -----------------         --------------
  Public Offering Price (1)              $25,000                   $
  Sales Load                                $                      $
  Proceeds to Fund (2)                      $                      $
                             _____________________

  (1) The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.
  (2)   Not including offering expenses incurred by the Fund, estimated to
        be $ [        ].

         The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about January , 2004.
                             _____________________

                                   Citigroup
________, 2004

         Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by one or more major United States banks, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. Senior Loans generally hold the most senior position in the capital structure of the Borrowers and generally are secured with specific collateral, which may include guarantees, although the Fund may also invest in Senior Loans that are not secured by any collateral. The terms of Senior Loans typically include various restrictive covenants which are designed to limit certain activities of the Borrowers. It is anticipated that the proceeds of the Senior Loans in which the Fund acquires interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers.

         Senior Loans in which the Fund invests generally have a claim on the assets of an issuer senior to that of subordinated debt, preferred stock and common stock of such issuer. Senior Loans in which the Fund may invest generally are not registered with the Securities and Exchange Commission or listed on any national securities exchange, and there is no express limitation on the percentage of the Fund's assets that may be invested in illiquid securities.

         Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series M Preferred Shares for the initial dividend period from and including the date of issue to but excluding ________, 2004 will be ___%. The dividend rate on the Series T Preferred
Shares for the initial dividend period from and including the date of issue to but excluding ________, 2004 will be ___%. The dividend rate on the Series W Preferred Shares for the initial dividend period from and including the date of issue to but excluding ________, 2004 will be ___%. The dividend rate on the Series TH Preferred Shares for the initial dividend period from and including the date of issue to but excluding ________, 2004 will be ___%. The dividend rate on the Series F Preferred Shares for the initial dividend period from and including the date of issue to but excluding ________, 2004 will be ___%. For each subsequent dividend period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. Preferred Shares are not listed on an exchange. Investors in Preferred Shares may participate in auctions through broker-dealers that have entered into an agreement with the auction agent and the Fund in accordance with the procedures specified herein. Broker-dealers are not required to maintain a secondary market in Preferred Shares, and there can be no assurance that a secondary market will develop, or if it does develop a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares."

         The Preferred Shares will be senior to shares of the Fund's outstanding common shares, par value $0.01 per share. The Fund's common shares are traded on the New York Stock Exchange ("NYSE") under the symbol "VVR." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Fitch Ratings ("Fitch").

         This Prospectus sets forth concisely the information that prospective investors should know before investing in Preferred Shares, including information about risks. Investors should read this Prospectus before investing and keep the Prospectus for future reference. The Fund's Statement of Additional Information ("SAI") dated _____, 2003, contains additional information about the Fund and is incorporated by reference into this Prospectus. You may obtain a copy of the SAI without charge by calling
(800)341-2929 or by writing to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. A table of contents to the SAI is located at page [ ] of this Prospectus. The SAI has been filed with the SEC and is available along with other Fund-related materials at the SEC's internet web site (http://www.sec.gov).

         The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of these securities in any state where the offer is not permitted. The Fund's business, financial condition, results of operation and prospects may have changed since the date of this prospectus


                               TABLE OF CONTENTS
                                                                            Page
Prospectus Summary...........................................................
Financial Highlights.........................................................
Senior Securities............................................................
The Fund.....................................................................
Use of Proceeds..............................................................
Capitalization...............................................................
Portfolio Composition........................................................
Investment Objective and Investment Policies.................................
Use of Leverage..............................................................
Other Investment Practices...................................................
Risk Factors.................................................................
Description of Commercial Paper Arrangements.................................
Net Asset Value..............................................................
Description of Preferred Shares..............................................
Rating Agency Guidelines.....................................................
Management of the Fund.......................................................
Custodian and Auction Agent, Transfer Agent,
Dividend Paying Agent and Registrar..........................................
Federal Taxation.............................................................
Description of Capital Structure.............................................
Underwriting.................................................................
Legal Matters................................................................
Experts......................................................................
Further Information..........................................................
Table of Contents for the Statement of Additional Information................

                              PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus the Statement of Additional Information and the Fund's Certificate of Vote (the "Certificate") attached as Appendix B to the SAI.

The Fund................   Van Kampen Senior Income Trust is a non-diversified,
                           closed-end management investment company. The Fund was organized as a Massachusetts business trust on April 8, 1998, and is registered under the Investment
                           Company Act of 1940, as amended (the "1940 Act").

                           The Fund commenced investment operations on June 23, 1998 upon the closing of an initial public offering of its common shares of beneficial interest, par value $0.01 per share ("Common Shares"). The Fund's Common Shares are traded on the NYSE under the symbol "VVR." As of December __, 2003, the Fund had total assets of approximately
                           $[ ] billion and net assets of approximately $[ ] billion.

The Offering.............  The Fund is offering [ ] Series M Preferred Shares,
                           [ ] Series T Preferred Shares, [ ] Series W
                           Preferred Shares, [ ] Series TH Preferred Shares and Series F Preferred Shares, each series with a par value of $0.01 at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the commencement date of the dividend period during which the Fund first issues the shares. The Fund is offering the Preferred Shares through a group of underwriters led by Citigroup Global Markets Inc.

                           The Preferred Shares of the Fund will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. In general, except as described under "Description of Preferred Shares - Dividends and Dividend Periods," the dividend period for each series will be seven days. The auction agent will determine the dividend rate for a particular dividend period by an auction conducted on the business day immediately prior to the start of that dividend period. See Description of Preferred Shares - Summary of Auction Procedures."

                           Preferred Shares are not listed on an exchange. Investors and potential investors in Preferred Shares may participate in auctions for the Preferred Shares through broker-dealers that have entered into an agreement with the auction agent and the Fund. Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of the Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

                           The Fund will not issue Preferred Shares unless such shares have a rating of "Aaa" from Moody's and "AAA" from Fitch. A rating is not a financial guarantee and can change. The Fund may at some future time seek to have the Preferred Shares rated by another rating agency. See "Description of Preferred Shares."

Investment Objective       The Fund's investment objective is to provide a
and Policies.............  high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in Senior Loans to Borrowers which operate in a variety of industries and geographical regions
                           (including domestic and foreign entities). Senior
                           Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the
                           London Inter-Bank Offered Rate ("LIBOR"), the
                           Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The value of the Fund's portfolio may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. No assurance can be given that the Fund will achieve its investment objective.

                           Senior Loans generally hold the most senior position in the capital structure of the Borrowers and generally are secured with specific collateral, which may include guarantees, although the Fund may also invest in Senior Loans that are not secured by any collateral. The terms of Senior Loans typically include various restrictive covenants which are designed to limit certain activities of the Borrowers. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions ("Lenders") represented in each case by one or more such Lenders acting as agent ("Agent") of the several Lenders. On behalf of the several Lenders, the Agent will be primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the several Lenders. The Fund may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"). The Fund will purchase an Assignment or act as Original Lender with respect to a syndicated Senior Loan, initially, only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality.

                           In normal market conditions, at least 80% of the Fund's total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic borrowers or foreign borrowers (so long as Senior Loans to such foreign borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). It is anticipated that the proceeds of the Senior Loans in which the Fund acquires interests will be used primarily to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans generally have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may invest up to 20% of its total assets in interests in Senior Loans which are not secured by any collateral. The Fund may also acquire warrants, equity securities and, in limited circumstances, junior debt securities in connection with its investments in Senior Loans. Such equity securities and junior debt securities will not be treated by the Fund as Senior Loans. Investment in Senior Loans which are not secured by specific collateral and in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investment in collateralized Senior Loans.

                           The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Fund's assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the value of the Fund's portfolio as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. The Fund estimates that the actual maturity of Senior Loans in the portfolio generally are approximately 18-24 months.

                           Senior Loans historically have not been rated by nationally recognized statistical rating organizations. The Fund invests in Senior Loans, the Borrowers with respect to which may have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade, or unrated but of comparable quality, commonly are referred to as "junk bonds." The Fund invests only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, adequate collateral coverage of the Senior Loan. In addition, the Adviser may consider, and may rely in part, on analyses performed by Lenders other than the Fund.

                           During normal market conditions, the Fund may invest up to 20% of its total assets in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Fund's investments in Senior Loans. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, invest up to 100% of its assets in cash and such high quality, short-term securities. The Fund may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Fund's investment objective and policies and its investment practices and the associated considerations, see "Investment Objective, Policies and Risks."

Use of
Leverage.................  The Fund uses financial leverage for investment purposes. Including the proceeds of the offering of the Preferred Shares, it is currently anticipated that the amount of leverage will represent approximately [ ]% (and in no event will it exceed 50%) of the Fund's total assets. In addition to issuing Preferred Shares, the Fund borrows money through a commercial paper program. It is currently anticipated that the amount of leverage represented by the commercial paper program will be approximately [ ]% of the Fund's total assets. See "Investment Objective, Policies and Risks--Use of Leverage." The Fund's obligations under the commercial paper program are senior to the Preferred Shares. Payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Fund's obligations under the commercial paper program. There can be no assurance that the commercial paper will remain outstanding or that the Fund will continue such borrowing.

                           The issuance of Preferred Shares and the use of borrowing for investment purposes are forms of financial leverage, and as such pose certain risks. The Fund generally will not utilize financial leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and, under certain circumstances, the Fund's use of financial leverage may impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The fees paid to the Adviser and Administrator are calculated on the basis of the Fund's managed assets, thus those fees will be higher when leverage is utilized.

Principal Investment
Risks....................  Risk is inherent in all investing. The primary risks of investing in Preferred Shares are:

                           o the Fund will not be permitted to declare dividends or other distributions with respect to the Preferred Shares or redeem the Preferred Shares unless the Fund meets certain asset coverage requirements and is not in default under the terms of any senior indebtedness;

                           o in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends;

                           o senior indebtedness of the Fund may also constitute a substantial lien and burden on the Preferred Shares by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

                           o if a Preferred Share auction fails, investors may not be able to sell any or all of the Preferred Shares;

                           o  because of the nature of the market for
                              Preferred Shares, investors may receive less than the price paid for the share if sold outside of the auction, especially when market interest rates are rising;

                           o investors could receive less than the price paid for the Preferred Shares if such shares are sold outside of the auction, especially when market interest rates are rising; although broker-dealers may maintain a secondary market in the Preferred Shares, they are not obligated to do so and no secondary market may develop or exist at any time;

                           o  a rating agency could downgrade Preferred
                              Shares, which could affect liquidity; and

                           o the Fund may be forced to redeem the Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem the Preferred Shares in certain circumstances.

                           The primary risks of investing in the Fund are:

                           o borrowers under Senior Loans may default on obligations to pay principal or interest when due, collateral (if any) underlying Senior Loans may be insufficient to cover defaulted payments or lenders may have difficulty liquidating the collateral securing the Senior Loans or enforcing their rights under the terms of the Senior Loans, and the Fund's investment objective may not be realized;

                           o Senior Loans generally have less liquidity and a more limited secondary market than many other types of investments, and the Fund may be limited in its ability to sell portfolio holdings at carrying value to generate cash flows, realize gains or avoid losses;

                           o if long term rates rise, the value of the Fund's investment portfolio may decline, interest rates are at historical lows and it is likely that they will rise;

                           o the Fund's use of financial leverage will result in greater volatility in the net asset value, market value and distributions on the common shares; and

                           o in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay interest on the Fund's indebtedness or dividends;

                           o to the extent the Fund invests in non-U.S. issuers, the Fund may be subject to special risks; and

                           o to the extent the Fund invests a relatively high percentage of its assets in obligation of a limited number of issuers, the Fund may be more susceptible than a widely-diversified company to any single corporate, economic, political or regulatory occurrence.

                           For further discussion of the risks of investing in the Preferred Shares and the Fund, see "Investment Objective, Policies and Risks."

Investment Adviser         Van Kampen Investment Advisory Corp. is the Fund's
and Administrator......    investment adviser (the "Adviser"). The Adviser is
                           a wholly owned subsidiary of Van Kampen Investments
                           Inc. ("Van Kampen Investments"). Van Kampen
                           Investments is the Fund's administrator. Van Kampen
                           Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $[ ] billion under management or supervision as of December __, 2003. Van Kampen
                           Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide.

                           The Fund pays the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate of 0.85% applied to the average daily managed assets of the Fund (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). The Fund pays the Administrator a monthly fee (accrued daily and paid monthly) computed based upon an annual rate of 0.20% applied to the average daily managed assets of the Fund (as defined). Because leverage will increase the amount of the Fund's total assets, the Fund will pay a greater amount of advisory and administrative fees when leverage is utilized.

Dividends and              The table below shows the dividend rates for the
Dividend Periods.......    initial rate periods of the Preferred Shares
                           offered in this Prospectus. For subsequent dividend periods, Preferred Shares will pay dividends based on a rate set at auctions, normally held every 7 days. In most instances dividends are also payable every 7 days, on the first business day following the end of the rate period. See "Description of Preferred Shares."

                           The table below also shows the date from which dividends on the Preferred Shares will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day.

                           Finally, the table below shows the number of days of the initial dividend periods for the Preferred Shares. Subsequent rate periods generally will be 7 days. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period. See "Description of Preferred Shares--Designation of Special Rate Periods."

                                                                      Dividend
                                                                      Payment                 Number of
                                                       Date of        Date for   Subsequent   Days of
                                           Initial     Accumulation   Initial    Dividend     Initial
                            Preferred      Dividend    of Initital    Dividend   Payment      Dividend
                            Shares         Rates       Rate           Period     Day          Period

                            Series M
                            Series T
                            Series W
                            Series Th
                            Series F

Asset Maintenance.......   The Fund's Certificate of Vote (the "Certificate"),
                           attached as Appendix B to the SAI, establishes and fixes the rights and preferences of the Preferred
                           Shares. The Certificate provides that the Fund must maintain:

                           o asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares, and

                           o asset coverage of the Preferred Shares as required by the 1940 Act (which currently requires asset coverage of at least 200%).

                           Based on the Fund's assets and liabilities as of December __, 2003, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately [ ]% if the Fund were to issue all Preferred Shares offered in this Prospectus.

                           In addition, under the commercial paper program, the Fund may not permit the Fund's asset coverage ratio (as defined separately by related credit agreements) to fall below 300% at any time without causing an event of default under the credit agreements.

Redemption.............    Although the Fund ordinarily does not expect to
                           redeem Preferred Shares, it may be required to redeem shares if, for example, the Fund does not correct a failure to meet an asset coverage ratio required by law or a rating agency guideline in a timely manner.
                           The Fund may also voluntarily redeem Preferred
                           Shares. See "Description of Preferred
                           Shares--Redemption."

Liquidation                The liquidation preference (that is, the amount the
Preference...............  Fund must pay to holders of Preferred Shares if the
                           Fund is liquidated) for Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.
                           See "Description of Preferred Shares--Liquidation."

Voting Rights............  The 1940 Act requires that the holders of Preferred
                           Shares, and the holders of any other series of preferred shares of the Fund, voting as a separate class, have the right to:

                           o  elect at least two Trustees at all times, and

                           o elect a majority of the Trustees at any time when dividends on any series of the Preferred Shares, or any other series of preferred shares of the Fund, are unpaid for two full years and will continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for.

                           The holders of common shares and Preferred Shares, voting together as a single class will elect the remaining Trustees. The holders of Preferred Shares, and the holders of any other series of preferred shares of the Fund, will vote as a separate class or series on other matters as required under the Fund's Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), the Certificate, the 1940 Act and Massachusetts law. Each common share, each Preferred Share, and each share of any other series of preferred shares of the Fund is entitled to one vote per share. See "Description of Preferred Shares--Voting Rights."

Secondary Market
Trading..................  Preferred Shares are not listed on an exchange.
                           Instead, you may buy or sell Preferred Shares at an auction that is normally held every 7 days by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a "Broker-Dealer") or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. Broker-dealers may, but are not obligated to, maintain a secondary market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares may be transferred outside of auctions only to a broker-dealer or such other persons who may be permitted by the Fund.

Federal Income
Taxes....................  The distributions with respect to Preferred
                           Shares (other than distributions in redemption of Preferred Shares subject to Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code")) will constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders. Because the Fund's portfolio income will consist principally of interest income, corporate investors in the Preferred Shares generally will not be entitled to the dividends received deduction and individual investors generally will not be entitled to the reduced rates of taxation available for qualified dividend income. Distributions to holders of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders. The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year.

                             FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial information for a single common share of beneficial interest of the Fund outstanding throughout the periods presented. The financial highlights have been audited by the Fund's independent accountants, whose report, along with the Fund's most recent financial statements are included in the Fund's SAI.

                      [Insert 7/31/03 Financial Highlights]

                                          SENIOR SECURITIES

--------------------------------------------------------------------------------------------------------
|                    | Amount of debt |   Average daily  | Asset coverage| verage daily |  Average      |
|                    | outstanding at |  balance of debt | per $1,000 of |  balance of  | amount of     |
| Fiscal             |   end of year  |    outstanding   |  indebtedness |    shares    |  debt per     |
| Year ended         |                |    during year   |               |  outstanding | share during  |
|                    |                |                  |               |   during year|   year        |
|--------------------| ---------------|------------------|---------------|--------------|---------------|
| July 31, 2000...   |                |                  |               |                              |
|--------------------| ---------------|------------------|---------------|--------------|---------------|
| July 31, 2001...   |                |                  |               |              |               |
|--------------------| ---------------|------------------|---------------|--------------|---------------|
| July 31, 2002...   |                |                  |               |              |               |
|--------------------| ---------------|------------------|---------------|--------------|---------------|
| July 31, 2003...   |                |                  |               |              |               |
--------------------------------------------------------------------------------------------------------

                                   THE FUND

         The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on April 8, 1998, and is registered under the 1940 Act. The Fund commenced investment operations on June 23, 1998 upon the closing of an initial public offering of its common shares of beneficial interest. As of December __, 2003, the Fund had total assets of approximately $__ billion and net assets of approximately $__ billion. On December __, 2003, the Fund had outstanding [ ] common shares. The Fund's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, and its telephone number is
(630)684-6000.

                                USE OF PROCEEDS

         The estimated net proceeds of this offering will be $[ ] after payment of offering expenses and the sales load. The Fund will use all of the net proceeds of the offering to (i) pay down amounts borrowed by the Fund under its commercial paper program by approximately $[ ] million and (ii) invest the remaining proceeds in accordance with the Fund's investment objective and policies as soon as practicable, but in no event, under normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term securities.

                                CAPITALIZATION

         The following table sets forth the unaudited capitalization of the
Fund as of [   ], 2003, and as adjusted to give effect to the issuance of the
Preferred Shares offered hereby and repayments of the commercial paper program
(including estimated offering expenses and sales load of $[   ]).

                                                                             As of , 2003
                                                                        Actual      As Adjusted
Shareholders' Equity
   Preferred Shares, par value $0.01 per share.......................
   (no shares issued; _______ shares issued, as
   adjusted, at $25,000 per share liquidation preference)
   Common Shares, par value $0.01 per share,.........................
   [______] shares outstanding
Capital in excess of par value.......................................
Undistributed net investment income..................................
Net accumulated realized gain (loss) from investment transactions....
Net unrealized depreciation of investments...........................
Net assets applicable to Common Shares...............................


                             PORTFOLIO COMPOSITION


Portfolio Characteristics

 ------------------------------------------------------------------------------
|  Net assets                                                |                |
|   ---------------------------------------------------------|----------------|
|  Total assets                                              |                |
|  ----------------------------------------------------------|----------------|
|  Assets invested in Senior Loans and other loans           |                |
|  ----------------------------------------------------------|----------------|
|  Average amount outstanding per loan                       |                |
|  ----------------------------------------------------------|----------------|
|  Total number of industries                                |                |
|  ----------------------------------------------------------|----------------|
|  Average loan amount per industry                          |                |
|  ----------------------------------------------------------|----------------|
|  Portfolio turnover (six months ended December 31, 2000)   |                |
|  ----------------------------------------------------------|----------------|
|  Weighted average days to next interest rate reset         |                |
|  ----------------------------------------------------------|----------------|
|  Average loan maturity                                     |                |
|  ----------------------------------------------------------|----------------|
|  Average age of loans held in the portfolio                |                |
|  ----------------------------------------------------------|----------------|
|  Assets invested in other debt obligations                 |                |
 ------------------------------------------------------------------------------


Top 10 Senior Loan Industries As A Percentage Of Assets On [     ], 2003

[TO COME]









Top 10 Senior Loans As A Percentage Of Assets On [     ], 2003

[TO COME]













Securities Ratings

         The table below reflects the ratings of Senior Loans only, representing approximately [ ]% of the Fund's total assets, as of [ ], 2003.

                                NUMBER OF        VALUE           PERCENTAGE OF
    S&P*         MOODY's*        ISSUES      (IN THOUSANDS)      TOTAL ASSETS
    ----         --------        ------      --------------      ------------

    AAA          Aaa
    AA           Aa1, Aa
    A            A1
    BBB          Baa1
    BB           Ba1
    NR+          NR+
    Cash
    Total
                                                                    100.0%

__________________________

* Ratings: Using the higher of S&P's or Moody's ratings. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba and B ratings.

+ Senior Loans that are not rated by S&P or Moody's. Such Senior Loans may be rated by nationally recognized statistical rating organizations other than S&P or Moody's, or may not be rated by any such organization. With respect to the percentage of the Fund's assets invested in such Senior Loans, the Adviser believes that these are of comparable quality to rated Senior Loans in which the Fund may invest. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such Senior Loans would be rated by S&P or Moody's if either were to rate the securities.

                   INVESTMENT OBJECTIVE, POLICIES AND RISKS

Investment Objective

         The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital.

Investment Policies

         The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of Senior Loans to Borrowers which operate in a variety of industries and geographical regions (including domestic and foreign entities). Although the Fund's net asset value per common share ("NAV") will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Fund's NAV as a result of changes in interest rates. Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the Prime Rate, LIBOR, a CD rate or other base lending rates used by commercial lenders. The Fund's NAV may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. Fluctuations in NAV may be magnified as a result of the Fund's use of leverage. In addition, the Fund's use of leverage may affect the Fund's ability to make distributions. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective.

         Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more such Lenders acting as Agent of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently the commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement(s) that establish the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid a fee or fees by the Borrower for their services.

         The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Original Lenders. In normal market conditions, at least 80% of the Fund's total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic borrowers or foreign borrowers (so long as Senior Loans to foreign borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars).

         It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. The Fund currently does not intend to acquire interests in Senior Loans the proceeds of which would be used primarily to finance construction or real estate development projects. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk bonds"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior Loans generally are secured by specific collateral, which may include guarantees. The Fund may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral. Senior Loans that are not secured by specific collateral pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans. The Fund will acquire such interests in warrants, equity securities and junior debt securities only as an incident to the intended purchase of interests in Senior Loans. In order to borrow money pursuant to collateralized Senior Loans, a Borrower will frequently, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees or other credit support by and/or securities of affiliates of the Borrowers. In certain instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

         Loan Agreements may include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions arising from excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such covenants, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of such restrictive covenants in deciding whether to invest in Senior Loans for the Fund's portfolio. When the Fund holds a Participation in a Senior Loan it may not have the right to vote to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and such Lenders may not consider the interests of the Fund in connection with their votes.

         Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which such bank is willing to lend U.S. dollars to its most creditworthy borrowers although it may not be the bank's lowest available rate. LIBOR, as provided for in Loan Agreements, is generally an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institutional depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate, as provided for in Loan Agreements, is generally the average rate paid on large certificates of deposit traded in the secondary market.

         The Fund may invest in the Senior Loans of non-U.S. issuers. Investment in the Senior Loans of non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, foreclose on collateral, possible restrictions on expatriation and repatriation of capital and the potential for political, social and economic adversity.

         The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. [The Fund's assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Fund may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year.] Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund's NAV as a result of changes in interest rates. The Senior Loans in the Fund's portfolio will at all times have a dollar-weighted average time until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the Fund's portfolio. The Fund may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will not invest in Senior Loans which permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the Fund's portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund's portfolio may occur. Accordingly, the actual remaining maturity of the Fund's portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund's portfolio. [As a result of expected prepayments from time to time of Senior Loans in the Fund's portfolio, the Fund estimates that the actual maturity of the Senior Loans held in its portfolio generally are approximately 18-24 months.]

         When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Fund's management expects the Fund's policy of acquiring interests in floating or variable rate Senior Loans to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, the Fund's management expects the value of the Fund's portfolio to fluctuate less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. In addition to changes in interest rates, changes in the credit quality of Borrowers will also affect the Fund's NAV. Further, a serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's NAV. Fluctuations in NAV may be magnified as a result of the Fund's use of leverage.

         The Fund may purchase and retain in its portfolio a Senior Loan interest the Borrower with respect to which has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The values of such Senior Loan interests, if any, will reflect, among other things, the Adviser's assessment of the likelihood that the Fund ultimately will receive full repayment of the principal amount of such Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio. Any equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

         Senior Loans historically have not been rated by nationally recognized statistical rating organizations. Because of the senior capital structure position of Senior Loans and the collateralized or guaranteed nature of most Senior Loans, the Fund and the Adviser believe that ratings of other securities issued by a Borrower do not necessarily reflect adequately the relative quality of a Borrower's Senior Loans. Therefore, although the Adviser may consider such ratings in determining whether to invest in a particular Senior Loan, the Adviser is not required to consider such ratings and such ratings will not be the determinative factor in the Adviser's analysis. The Fund may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization or are unrated but of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as "junk bonds." The Fund will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

         The Fund may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Fund has taken measures which it believes reduce its exposure to any risks incident to such policy, the Fund may be more susceptible than an investment company without such a policy to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible than are persons engaged in some other industry to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

         Participations by the Fund in a Lender's portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by such Lender of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of such Lender. The Fund has taken the following measures in an effort to minimize such risks. The Fund will only acquire Participations if the Lender selling the Participation, and any other persons interpositioned between the Fund and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's or determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody's are considered by Moody's to have an acceptable ability for repayment of short-term debt obligations but the effect of industry characteristics and market compositions may be more pronounced. The Fund ordinarily will purchase a Participation only if, at the time of such purchase, the Fund believes that the party from whom it is purchasing such Participation is retaining an interest in the underlying Senior Loan. In the event that the Fund does not so believe, it will only purchase such a Participation if, in addition to the requirements set forth above, the party from whom the Fund is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act, as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of Trustees of the Fund (a "Designated Custodian").

         The Fund may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         When the Fund is an Original Lender originating a Senior Loan it may share in a fee paid to the Original Lenders. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan. When the Fund is a Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected.

         The Fund will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality. Further, the Fund will not purchase interests in Senior Loans unless such Agent, Lender or interpositioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

         Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or if not FDIC insured, enters into bankruptcy. Should such an Agent, Lender or assignor with respect to an Assignment interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's estate. If, however, any such amount were included in such person's estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

         The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is an Original Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee, or forgo a portion of interest and any fees payable to it, to the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the assignee based on the portion of the principal amount of the Senior Loan which is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

         Pursuant to the relevant Loan Agreement, a Borrower may be required in certain circumstances, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. Because the interest rates on Senior Loans are periodically redetermined at relatively short intervals, the Fund and the Adviser believe that the prepayment of, and subsequent reinvestment by the Fund in, Senior Loans will not have a materially adverse impact on the yield on the Fund's portfolio and may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

         A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Fund currently intends to reserve against such contingent obligations by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans as a reserve against such commitments. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the SAI.

         During normal market conditions, the Fund may invest up to 20% of its total assets (including assets maintained by the Fund as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Fund's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least in the top two rating categories of either S&P or Moody's, or unrated commercial paper considered by the Adviser to be of similar quality, interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories or having no such rating but determined by the Adviser to be of comparable quality, certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates which are periodically redetermined or may pay interest at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities. The Fund will acquire such warrants, equity and junior debt securities only as an incident to the purchase or intended purchase of interests in collateralized Senior Loans. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the relative value being given by the Fund in exchange for such interests is substantially outweighed by the potential value of such instruments, investment in warrants, equity and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans.

         The Fund also may invest up to 5% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss; as a result, a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.

Use of Leverage

         The Fund uses financial leverage for investment purposes. The Fund has authority to do so through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through the use of certain other transactions which have the effect of financial leverage.

         Including the proceeds of the offering of the Preferred Shares, it is currently anticipated that the amount of leverage will represent approximately [ ]% (and in no event will it exceed 50%) of the Fund's total assets. In addition to issuing Preferred Shares, the Fund borrows money through a commercial paper program. It is currently anticipated that the amount of leverage represented by the commercial paper program will be approximately [ ]% of the Fund's total assets. The Fund's obligations under the commercial paper program are senior to the Preferred Shares. Payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of all outstanding indebtedness, including the Fund's obligations under the commercial paper program. There can be no assurance that the commercial paper will remain outstanding or that the Fund will continue such borrowing.

         The use of financial leverage creates the opportunity for increased net income and NAV appreciation for the Fund's common shares. The concept of leveraging is based on the premise that the return on the underlying portfolio assets (including assets obtained from the leverage) will exceed the costs related to such leverage. As the differential between the return on the underlying assets and costs of leverage narrow, the incremental return is reduced and a decline in the value of portfolio assets may completely offset the incremental return differential. Leverage creates risks for holders of the common shares, including the likelihood of greater volatility of NAV and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares may affect the return to the holders of the common shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. The Fund generally will not utilize financial leverage if it anticipates that it would result in a lower return to common shareholders over time. As discussed under "Management of the Fund," the fees paid to the Adviser and Administrator are calculated on the basis of the Fund's assets including proceeds from borrowings for leverage and the issuance of preferred shares, thus those fees will be higher when leverage is utilized.

         Capital raised through leverage will be subject to interest costs or dividend payments which may not exceed the income and appreciation on the assets purchased. The Fund, among other things, also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on common shares or to engage in other activities. Borrowings and the issuance of preferred shares having priority over the Fund's common shares create an opportunity for greater return per common share, but at the same time such borrowing is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more Rating Agencies which may issue ratings for the corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. See "Description of Commercial Paper Arrangements" and "Description of Preferred Shares."

         Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the Fund's total assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

         The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount the Fund will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on Adviser's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

         The amount of outstanding borrowings may vary with prevailing market or economic conditions.

Other Investment Practices

         In connection with the investment objective and policies described above, the Fund may engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when issued" or "delayed delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Fund's investment objective, no assurance can be given that these investment practices will achieve this result.

         Interest Rate and Other Hedging Transactions. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio or to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

         In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

         Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

         Lending of Portfolio Holdings. The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also may receive compensation from the investment of the collateral.

         The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. No specific limitation exists as to the percentage of the Fund's assets which the Fund may lend.

         "When Issued" and "Delayed Delivery" Transactions. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

         Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

         Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the SAI under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

Risk Factors

         Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

         Payment and Redemption Restrictions. Under the terms of the credit agreements governing the commercial paper program, the Fund is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Preferred Shares, or purchase or redeem shares, including Preferred Shares unless (i) at the time thereof the Fund meets the Credit Agreements Asset Coverage Test (as defined herein) and (ii) there is no event of default under the credit facility program.

         Leverage Risk. The Fund uses financial leverage for investment purposes by employing leverage instruments (e.g., borrowing, issuing commercial paper or notes and preferred shares of beneficial interest). The amount of leverage represented by the commercial paper program as of July 31, 2003 was approximately [ ]% of the Fund's total assets. It is currently anticipated that, after issuing the Preferred Shares offered in this Prospectus and paying down a portion of the commercial paper program with the proceeds, the amount of leverage will represent approximately [ ]% (and in no event will it exceed 50%) of the Fund's total assets.

         The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Borrowed funds pursuant to any credit facility constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the total assets of the Fund in liquidation. In the event of a default under the commercial paper program, the lenders have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Fund) and if any such default is not cured within five days of written notice by the lenders, the lenders can control the liquidation as well.

         The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. It is anticipated that the Fund may reborrow amounts under the commercial paper program as investment opportunities in additional Senior Loans become available.

         Because the fees paid to the Adviser and Administrator will be calculated on the basis of the Fund's managed assets, those fees are higher when leverage is utilized, giving the Adviser and Administrator an incentive to utilize leverage.

         Auction Risk. You may not be able to sell your Preferred Shares at an auction if the auction fails, that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate.

         Secondary Market Risk. Preferred Shares will not be listed on a stock exchange or the Nasdaq Stock market. Broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and especially during a special rate period.

         Ratings and Asset Coverage Risk. While Moody's and S&P assign ratings of "Aaa" or "AAA" to the Preferred Shares, respectively, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could downgrade Preferred Shares, which may make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares. See "Description of Preferred Shares" for a description of the asset maintenance tests the Fund must meet.

         The following are general risks of investing in the Fund:

         Credit Risks and Realization of Investment Objective. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a potential reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Fund. Because the primary source of income for the Fund is the interest and principal payments on the Senior Loans in which it invests, any payment default by an issuer of a Senior Loan would have a negative impact on the Fund's ability to pay dividends on the common shares or Preferred Shares, and could result in the redemption of some or all of the Preferred Shares. As of July 31, 2003, approximately [ ]% of the Fund's net assets and [ ]% of total assets consisted of non-performing Senior Loans.

         Although, with respect to collateralized Senior Loans, the Fund generally will invest only in Senior Loans that the Adviser believes are secured by specific collateral, which may include guarantees, the value of which exceeds the principal amount of the Senior Loan at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. In the event that the Fund does not believe that a perfected security interest has been obtained with respect to a collateralized Senior Loan, the Fund will only obtain an interest in such Senior Loan if the Agent is a Designated Custodian. Some Senior Loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Fund, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

         On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loan and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Fund normally will rely primarily on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is an Original Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Fund's investments and, where the Fund is an Original Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

         Senior Loans in which the Fund will invest historically have not been rated by a nationally recognized statistical rating organization, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange listed securities.

         To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators that regulate certain financial institutions require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell such Senior Loan interests in a manner that results in a price which, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to such Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected.

         Limited Secondary Market For Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. Senior Loans, at present, generally are not readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market may exist for many of the Senior Loans in which the Fund will invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Fund invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Senior Loans are thus relatively illiquid, which illiquidity may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Liquidity relates to the ability of the Fund to sell an investment in a timely manner. The market for relatively illiquid securities tends to be more volatile than the market for more liquid securities. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The substantial portion of the Fund's assets invested in Senior Loan interests may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of common shares. However, many of the Senior Loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as when the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.

         Interest Rate Risk. When interest rates decline, the value of a portfolio invested in Senior Loans may rise. Conversely, when interest rates rise, the value of a portfolio invested in Senior Loans may decline. Interest rates are at historical lows and, as a result, it is likely that they will rise. Because floating or variable rates on Senior Loans only reset periodically, changes in prevailing interest rates may cause some fluctuations in the Fund's NAV. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage.

         Investment in Non-US Issuers. The Fund may invest in Senior Loans and debt securities of borrowers that are organized or located in countries other than the United States, provided that such Senior Loans and debt securities are denominated in U.S. dollars and provide for the payment of interest and repayment of principal in U.S. dollars. Investments in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, foreclose on collateral, possible restrictions on expatriation and repatriation of capital and the potential for political, social and economic adversity.

         Leverage. Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal, immediately after any borrowing, to 300% of the aggregate value of borrowings represented by senior securities. Any lender with respect to borrowings by the Fund may require additional asset coverage provisions as well as restrictions on the Fund's investment practices.

         Under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must at least be equal, immediately after the issuance of any Preferred Shares, to 200% of the aggregate liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness. The liquidation value of the Preferred Shares is equal their aggregate original purchase price plus a redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The Fund seeks an "Aaa" rating by Moody's and an "AAA" rating from Fitch for the Preferred Shares in connection with such a rating of the Preferred Shares, asset coverage provisions in addition to and more stringent than those required by the 1940 Act are imposed. In addition, restrictions are imposed on certain investment practices in which the Fund may otherwise engage. The rating agency requirements impose certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements. A rating of the Preferred Shares does not reflect a direct assessment of the credit quality of the Fund's portfolio and is not an assessment of the investment characteristics of the common shares. If the Fund's ratings on the Preferred Shares is subsequently lowered or withdrawn, the Fund would likely be required to pay higher dividends on the Preferred Shares. See "Description of Preferred Shares."

         Investors should note that there are risks associated with issuing Preferred Shares or borrowing in an effort to increase the yield on the common shares, including higher volatility of both the NAV and the market value of the common shares, and that fluctuations in the dividend rates on the Preferred Shares or interest rates on the borrowing may affect the yield to the common shareholders. So long as the Fund is able to realize a higher return after expenses on its investment of the proceeds of the Preferred Shares offering or of any borrowing than the then current dividend rates on the Preferred Shares or interest rate on the borrowing, the effect of the leverage will be to cause the common shareholders to realize a higher current rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then current dividend rates on the Preferred Shares or interest rate on the borrowing approaches the return on such proceeds after expenses or the value of portfolio securities otherwise decline, the benefit of leverage to the common shareholders may be reduced or eliminated and could even result in a lower rate of return to the common shareholders than if the Fund were not leveraged. Since any decline in the net asset value of the Fund's investments is borne entirely by the common shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value to the common shareholders than if the Fund were not so leveraged. Any such decrease would likely be reflected in a decline in the market price for common shares. The floating or variable rate nature of Senior Loans in which the Fund invests helps mitigate against the risks of increased dividend or interest costs as a result of increasing interest rates. The Adviser may also seek to manage certain of the risks of financial leverage in anticipation of changes in interest rates in a number of ways, including extending the length of the dividend period on any Preferred Shares or interest rate period on any borrowing so as to fix a dividend or an interest rate for a period of time, "deleveraging" the Fund by redeeming all or a portion of the outstanding Preferred Shares or repaying all or a portion of any outstanding borrowing, entering into certain transactions in an effort to hedge against changes in interest rates and purchasing securities the terms of which have elements of, or are similar in effect to, certain hedging transactions in which the Fund may engage. There can be no assurance that the Adviser can successfully manage the risks of leverage.

         The issuance of Preferred Shares or borrowing by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses. These costs and expenses will be borne by the Fund and will reduce the income or net assets available to common shareholders. If the Fund's current investment income were not sufficient to meet dividend requirements on any Preferred Shares or interest expenses on any borrowing, the Fund might have to liquidate certain of its investments in order to meet required dividend or interest payments, thereby reducing the net asset value attributable to the Fund's common shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the Fund meets certain asset coverage requirements (determined after deducting the amount of such dividend or distribution). Such prohibition on the payment of dividends or other distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares from time to time or to repay borrowing, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain such asset coverage requirements. Subject to the restrictions of the 1940 Act, the Fund may "releverage" through the reissuance of Preferred Shares or incurrence of new borrowing, and in connection with which the Fund, and indirectly the common shareholders, would incur the expenses of such releveraging.

         If there are no preferred shares issued and outstanding, common shareholders elect all of the Trustees of the Fund. If there are preferred shares issued and outstanding, holders of any preferred shares, including the Preferred Shares, elect two Trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on the Preferred Shares in an amount equal to two full years' dividends arrearage, the holders of preferred shares, including the Preferred Shares, are entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for.

         The lenders with respect to any borrowing by the Fund may be entitled to elect a majority of the Board of Trustees if certain asset coverage requirements are not maintained. In addition, failure to maintain certain asset coverage requirements may result in a default under the terms of any Preferred Shares or borrowing. The terms of any borrowing may entitle holders of the Preferred Shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

         Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and Preferred Shares, both by the 1940 Act and by reason of requirements imposed by lenders and rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to pay down borrowings and redeem Preferred Shares in order to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet Code requirements. See "Federal Taxation"

         Income Risk. The Fund invests primarily in Senior Loans whose interest rates reset frequently. If market interest rates fall, these interest rates will be reset at lower levels, reducing the Fund's income.

         Non-Diversification. The Fund has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. See "Investment Restrictions" in the SAI. The Fund does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

                 DESCRIPTION OF COMMERCIAL PAPER ARRANGEMENTS

         The Fund has entered into a $700 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper. VVR Funding LLC has the authority to issue a maximum of $700 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances of the Fund. This revolving credit agreement is secured by the assets of the Fund. For the fiscal year ended July 31, 2003, the average daily balance of borrowings under the revolving credit agreement was $472,686,578 with a weighted average interest rate of 1.35%.

         The credit agreements governing the revolving credit agreement (the "Credit Agreements") include usual and customary covenants for their respective type of transaction, including limits on the Fund's ability to (i) issue preferred shares, (ii) incur liens or pledge portfolio securities, (iii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect, (v) make any changes in its capital structure, (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders, (vii) engage in any business other than the businesses currently engaged in, (viii) create, incur, assume or permit to exist certain debt except for certain specified types of debt, and (ix) permit any of its ERISA affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements do not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (the "Credit Agreements Asset Coverage Test").

         The Credit Agreements limit the Fund's ability to pay dividends or make other distributions, including with respect to the Preferred Shares, or purchase or redeem shares, including Preferred Shares, unless the Fund complies with the Credit Agreements Asset Coverage Test. In addition, the Credit Agreements do not permit the Fund to declare dividends or other distributions with respect to the Preferred Shares or purchase or redeem shares of Preferred Shares (i) at any time that an event of default under a Credit Agreement for the credit facility program has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the asset coverage ratios set forth in the Credit Agreements.

         Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowings under the credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Fund.

         The Credit Agreements have specified events of default which permit the lenders to seek remedies against the assets of the Fund. These events of default are customary for the types of transaction reflected by the Credit Agreements and include: (i) cross-default and cross-acceleration events with respect to the Fund or the Adviser; (ii) a bankruptcy or insolvency event with respect to the Fund or Adviser; (iii) specified judgments against the Fund or Adviser; (iv) misrepresentations by the Fund or Adviser to the lenders; (v) liens by certain governmental agencies against the Fund or Adviser; (vi) failure for the lenders to have a first priority perfected security interest in the assets of the Fund; (vii) material modifications of certain specified transaction documents; (viii) a material reduction in the value of the Fund's investments; (ix) change of control or change of management in the Adviser; and (x) failure to comply with terms of the Credit Agreements.

         Without preferred shares issued and outstanding, common shareholders elect all of the Trustees of the Fund. With preferred shares issued and outstanding, holders of any preferred shares, including the Preferred Shares, will elect two Trustees. Under the 1940 Act, upon failure by the Fund to pay dividends on the Preferred Shares in an amount equal to two full years' dividends arrearage, the holders of preferred shares, including the Preferred Shares, shall be entitled to elect a majority of the Board of Trustees until all such dividends arrearage has been paid or provided for.

         The lenders with respect to any borrowing by the Fund may be entitled to elect a majority of the Board of Trustees if certain asset coverage requirements are not maintained. In addition, failure to maintain certain asset coverage requirements may result in a default under the terms of any Preferred Shares or borrowing. The terms of any borrowing may entitle holders of the Preferred Shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances. See "Description of Capital Structure."

                                NET ASSET VALUE

         The net asset value per share of the Fund's common shares is determined by calculating the total value of the Fund's assets, including assets attributable to any Preferred Shares outstanding, deducting its total liabilities, and dividing the result by the number of common shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

         Senior Loans will be valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board of Trustees. Senior Loans will be valued by independent pricing sources approved by the Fund's Board of Trustees, and values for certain Senior Loans may be based upon pricing models developed, maintained and operated by those pricing sources or valued by the Adviser by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and by the Fund's Trustees. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing Senior Loan interests in the Fund's portfolio. The Fund and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

         It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term, adjustable rate nature of such instruments held by the Fund, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of traditional longer-term, fixed-income securities. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Fund does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for a determination of the value of such Senior Loan interests. Accordingly, the Fund generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

         Securities other than Senior Loans held in the Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

         Short-term obligations held by the Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

                        DESCRIPTION OF PREFERRED SHARES

         The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, you may refer to the Fund's Certificate filed as an exhibit to the Fund's registration statement on Form N-2.

         The Fund's Declaration of Trust authorizes the issuance of up to 100,000,000 shares of beneficial interest with preference rights, including the Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the common shareholders.

         Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of the Preferred Shares, have an "asset coverage" of at least 200%. With respect to the Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the Preferred Shares.

Liquidation Preference

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of the Preferred Shares may entitle the holders of Preferred Shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of common shares but after payment is made with respect to outstanding commercial paper or any other senior obligations of the Fund. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Summary of Auction Procedures

         The following is a brief summary of the auction procedures. They are described in more detail in the SAI. The auction determines the dividend rate for Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares -- Dividends and Dividend Periods." You may buy, sell or hold Preferred Shares in the auction.

         If you own shares of Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred
Shares: sell, bid, and hold.

         o Sell Order - If you enter a sell order, you indicate that you want to sell shares of such series at $25,000 per share, without regard to applicable rate for such series for the next dividend period.

         o Bid - If you enter a bid (or "hold at a rate") order, you indicate that you want to sell shares of such series at $25,000 per share only if the next rate period's dividend rate is less than the rate you specify in a bid.

         o Hold Order - If you enter a hold order, you indicate that you want to continue to own such series, without regard to the applicable rate for shares of such series for the next dividend period.

         You may submit different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold Preferred Shares, but if you fail to submit an order and the rate period is longer than 7 days, the broker-dealer will treat your failure to submit a bid as a sell order.

         If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

         Broker-dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing shareholders and potential shareholders. A broker-dealer's failure to submit orders for Preferred Shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund.

         The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a seven-day rate period, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a special dividend period, of the purchase price of Preferred Shares placed by the broker-dealers at the auction.

         If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the Preferred Shares available for purchase in the auction.

         If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the shares for which they submitted sell orders.

         The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends of Preferred Shares and in so doing to help protect the earnings available to pay common share dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

         If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next rate period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

         The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

         Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. Throughout this Prospectus, a business day is a day on which the NYSE is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York are authorized or obligated by law to close.

         The auctions for each series of Preferred Shares will normally be held every seven days, and each subsequent dividend period will normally begin on the following business day.

         The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current shareholders. The three current shareholders and three potential shareholders submit orders through broker-dealers at the auction:


 Current Shareholder A             Owns 500 shares, wants to sell all 500       Bid order of 1.5% for all 500
                                   shares if auction rate is less than          shares
                                   1.5%

 Current Shareholder B             Owns 300 shares, wants to hold               Hold order--will take the
                                                                                auction rate

 Current Shareholder C             Owns 200 shares, wants to sell all 200       Bid order of 1.3% rate for
                                   shares if auction rate is less than          all 200 shares
                                   1.3%

 Potential Shareholder D           Wants to buy 200 shares                      Places order to buy at or
                                                                                above 1.4%

 Potential Shareholder E           Wants to buy 300 shares                      Places order to buy at or
                                                                                above 1.3%

 Potential Shareholder F           Wants to buy 200 shares                      Places order to buy at or
                                                                                above 1.5%


         The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 1.4% (the offer by D). Therefore, the dividend rate will be 1.4%. Current shareholders B and C will continue to own their shares. Current shareholder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential shareholder D will buy 200 shares and potential shareholder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential shareholder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

         The broker-dealers (including the underwriters) expect, but are not obligated, to maintain a secondary trading market in Preferred Shares outside of auctions, and may discontinue such activity at any time. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Preferred Shares will not be registered on any stock exchange or on the NASDAQ stock market. Investors who purchase Preferred Shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that rate period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

         An existing shareholder may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures,
(2) to a broker-dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a broker-dealer who is listed on the records of that broker-dealer as the holder of such shares to that broker-dealer or another customer of that broker-dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such broker-dealer remains the existing shareholder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the broker-dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the auction agent of such transfer.

Dividends and Dividend Periods

         General. The following is a general description of dividends and rate periods for the Preferred Shares. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial rate period for Preferred Shares offered in this Prospectus will be the rate set out on the cover of this Prospectus. For subsequent rate periods, Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Rate periods generally will be seven days, and a rate period generally will begin on the first calendar day after an auction for such series. In most instances, dividends are also paid weekly, on the business day following the end of the rate period. The Fund, subject to some limitations, may change the length of rate periods, designating them as "special rate periods." See "--Designation of Special Rate Periods."

         Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the rate period ends. The dividend payment date for special rate periods of more than 7 days will be set out in the notice designating a special rate period. See "--Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

         Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Trustees may fix.

         The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these shareholders will not have funds available until the next business day.

         Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. [The Bank of New York], the auction agent, reviews orders from broker-dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The shares in this offering will trade at auctions starting in the week following this offering. See "The Auction."

         Determination of Dividend Rates. The Fund computes the dividends per share of each series of Preferred Shares by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which is 360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

         If an auction for any subsequent rate period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent rate period.

         Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P:

   Moody's Credit Rating           Fitch Credit Rating     Applicable Percentage
   ---------------------           -------------------     ---------------------
   aa3 or Above                    AA- or Above            150%
   a3 to a1                        A- to A+                160%
   baa3 to baa1                    BBB- to BBB+            250%
   Below baa3                      Below BBB-              275%

         Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon New York City time on the third business day following the date the failure occurred, no auction will be held for Preferred Shares of that series for the first subsequent rate period thereafter, and the dividend rate for Preferred Shares of that series for that subsequent rate period will be the maximum rate.

         However, if the Fund does not effect a timely cure, no auction will be held for Preferred Shares of that series for the first subsequent rate period thereafter (and for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid), and the dividend rate for Preferred Shares of that series for each subsequent rate period will be the default rate.

         The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

         Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares, or options, warrants or rights to subscribe for or purchase, common shares) in respect of common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on Preferred Shares; (2) it has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines."

         Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of preferred shares bear to each other.

Designation of Special Rate Periods

         The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on common shareholders. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special rate period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

         Before the Fund designates a special rate period: (1) at least 7 business days (or 2 business days in the event the duration of the dividend period prior to such special rate period is less than 8 days) and not more than 30 business days before the first day of the proposed special rate period, the Fund must issue a press release stating its intention to designate a special rate period and inform the auction agent of the proposed special rate period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special rate period by 3:00 p.m. New York City time on the second business day before the first day of the proposed special rate period.

Voting Rights

         In addition to voting rights described below under "Description of Capital Structure" and in the SAI under "Investment Restrictions," holders of preferred shares, including the Preferred Shares, voting as a separate class, are entitled to elect (1) two Trustees of the Fund at all times and (2) a majority of the Trustees if at any time dividends on Preferred Shares shall be unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares; (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of Preferred Shares; (iii) create, authorize or issue shares of any class of shares ranking senior to or on parity with the Preferred Shares or any other series of preferred shares with respect to the payment of dividends or the distribution of assets on liquidation; (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

         In addition, the affirmative vote of the holders of a majority of the outstanding Preferred Shares shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act. In the event a vote of holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of common shares and/or preferred shares necessary to authorize the action in question.

Redemption

         Mandatory Redemption. In the event the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Declaration of Trust, the Certificate and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

         In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred shares of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

         Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund would have eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

         Notwithstanding the foregoing, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment; provided however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

Liquidation

         Subject to the rights of holders of any series ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the common shares but after payments are made on the Fund's commercial paper program and other senior obligations, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of the Preferred Shares of the full preferential amounts provided for as described herein, the holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

         Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

                           RATING AGENCY GUIDELINES

         The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines also impose certain diversification requirements on the Fund's overall portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

         The Fund is also required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which any Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of December ___, 2003 the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, would be computed as follows:

       Value of Fund assets less
       liabilities not constituting             $[      ]
       senior securities
     ----------------------------------    =  ------------ =  [   ]%
       Senior securities representing           $[      ]
       indebtedness plus liquidation
       value of the Preferred Shares

         In the event the Fund does not timely cure a failure to maintain (i) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (ii) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

         The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

         As described by Moody's and Fitch, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

         The rating agency guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's or Fitch, or both, for rating Preferred Shares.

                            MANAGEMENT OF THE FUND

Board of Trustees

         The Fund's Board of Trustees are responsible for the overall management and supervision of the Fund's business, including the review and supervision of the duties performed by the Adviser under the Fund's investment advisory agreement.

The Adviser

         The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181.

         Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $__ billion under management or supervision as of December, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide.

         Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

Investment Advisory Agreement

         The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. For the services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.85% applied to the average daily managed assets of the Fund (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of advisory fees when leverage is utilized. Under the Advisory Agreement, the Adviser also furnishes offices and necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the common shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of common shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of common shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

         The Advisory Agreement continues from year to year, unless earlier terminated as described below, if approved annually (a) by the Trustees of the Fund or by a majority of the Fund's common shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

Portfolio Management

         Howard Tiffen, Senior Vice President of the Adviser and Vice President of the senior loan funds advised by the Adviser, is primarily responsible for the day-to-day management of the Fund. Mr. Tiffen assumed portfolio management responsibilities for the Fund in December 1999. Mr. Tiffen also has primary responsibility for the day-to-day management of the Van Kampen Senior Floating Rate Fund and the Van Kampen Prime Rate Income Trust, each a continuously offered closed end investment company investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen has over 25 years of investment experience and manages, as of [ ], 2003, over $[ ] billion in senior loan assets for Van Kampen. Prior to joining the Adviser, Mr. Tiffen was a senior portfolio manager for the senior loan fund of another investment management company from 1995 to 1999. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. Mr. Tiffen received a bachelor's degree from Northwestern University, Chicago, Illinois. He also is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.

The Administrator

         The administrator for the Fund is Van Kampen Investments (in such capacity, the "Administrator"). The Administrator's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181. The Administrator is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Administrator maintains offices and regional representatives in major cities across the nation.

         Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement") and in consideration of its administrative fee, the Administrator will (i) monitor the provisions of the Loan Agreements and any agreements with respect to Participations and Assignments and be responsible for recordkeeping with respect to Senior Loans in the Fund's portfolio; (ii) arrange for the printing and dissemination of proxies and reports to holders of the Fund's Shares; (iii) in connection with the issuance of any Preferred Shares by the Fund, calculate, monitor and provide to any rating agencies rating any Preferred Shares such asset coverage and liquidity reports as the Board of Trustees deems advisable; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith and review the provision of dividend disbursing services to the Fund; (vi) provide the Fund's dividend disbursing agent and custodian with such information as is required for such parties to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) make such reports and recommendations to the Board of Trustees as the Trustees reasonably request or deem appropriate; and (viii) provide certain shareholder services to holders or potential holders of the Fund's securities.

         For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.20% applied to the Fund's average daily managed assets (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of administration fees when leverage is utilized.

                 CUSTODIAN AND AUCTION AGENT, TRANSFER AGENT,
                      DIVIDEND PAYING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement by State Street Bank and Trust Company whose principal place of business is 225 Franklin Street, Boston, Massachusetts 02015-1713. Boston Equiserve, L.P., whose principal place of business is Blue Hills Office Park, 150 Royal Street, Canton, Massachusetts 02021, serves as transfer agent, dividend paying agent and registrar for the Fund's common shares. The Depository Trust Company will act as securities depository for the Preferred Shares. The Bank of New York, whose principal place of business is 100 Church Street, 8th Floor New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent, and registrar for the Preferred Shares.

                               FEDERAL TAXATION

         The following federal tax discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

Federal Taxation of the Fund

         The Fund intends to elect and qualify each year for taxation as a regulated investment company under Subchapter M of the Code. Provided that the Fund so qualifies and distributes at least 90% of the sum of its investment company taxable income and certain other income, it will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends or capital gain distributions. The Fund intends to distribute all of its investment income and net capital gain each year.

         To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. If this position were upheld, the Fund could be subject to tax and/or could fail to qualify to be taxed as a regulated investment company. The Fund believes, however, that such a position, if asserted by the Service, would be unlikely to prevail if the issue were properly litigated.

         If at any time the Fund does not meet applicable asset coverage requirements, it may be required to suspend distributions until the requisite asset coverage is restored. Any such suspension may prevent the Fund from qualifying as a regulated investment company or may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income plus certain other amounts). The Fund may call Preferred Shares to maintain or restore the requisite asset coverage.

         If the Fund were to fail to qualify as a regulated investment company, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as qualified dividend income in the case of individual shareholders.

Federal Income Taxation of Holders of Preferred Shares

         The Fund believes that the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent attributable to the Fund's current and accumulated earnings and profits. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends received deduction available to corporations or as qualified dividend income available for reduced rates of taxation in the case of individual shareholders. Distributions, if any, in excess of the Fund's current and accumulated earnings and profits will first reduce the tax basis of the Preferred Shares and, after such basis has been reduced to zero, will constitute capital gains (assuming such Preferred Shares are held as a capital asset). It is possible, however, that the Service might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not they exceeded the Fund's earnings and profits, and would be taxed as ordinary income. The Fund believes, however, that such a position, if asserted by the Service, would be unlikely to prevail if the issue were properly litigated.

         Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The Service currently takes the position that a regulated investment company that has two or more classes of stock must allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate the portion of its distributions as capital gain dividends in compliance with this position.

         The sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between their basis in the Preferred Shares and the amount received in exchange therefor. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the redemption is treated as an exchange of stock under Section 302(b) of the Code. Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such shares. Also, any loss realized upon a taxable disposition of shares of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

Backup Withholding

         The Fund may be required to withhold, for U.S. federal income taxes, a certain percentage of all dividends and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the Service.

Other Taxation

         Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rate as may be prescribed by any applicable treaty. (This U.S. federal tax rate may significantly exceed the effective U.S. federal tax that would apply if such foreign investors held their share of the Fund's assets directly rather than indirectly through their investment in the Fund.) Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general U.S. federal taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

                       DESCRIPTION OF CAPITAL STRUCTURE

         The Fund is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by the Agreement and Declaration of Trust dated April 7, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest, par value $0.01 per share, all of which were initially classified as common shares. The Declaration of Trust also authorizes 100,000,000 shares of beneficial interest with preference rights, including preferred shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the shareholders. The following table shows the amount of (i) shares authorized, (ii) shares held by the Fund for its own account and (iii) shares outstanding, for each class of authorized securities of the Fund as of October __, 2003.

                                                 Amount Held
                                                  by Fund
                                  Amount          for its             Amount
         Title of Class         Authorized       Own Account        Outstanding
         --------------         ----------       -----------        -----------

 Common shares                  unlimited
 Preferred Shares, Series M                            0                0
 Preferred Shares, Series T                            0                0
 Preferred Shares, Series W                            0                0
 Preferred Shares,Series TH                            0                0
 Preferred Shares, Series F                            0                0

         Each common share represents an equal proportionate interest in the assets of the Fund with each other common share in the Fund. Holders of common shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The 1940 Act or the terms of any borrowings or Preferred Shares may limit the payment of dividends to the holders of common shares. Each whole common share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the common shares.

         The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote. The Declaration of Trust further provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         While there are any Preferred Shares or borrowings outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a nationally recognized statistical rating organization and as a condition to borrowing money. This limitation on the Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. The Fund intends, however, to the extent possible to purchase or redeem Preferred Shares or to repay borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations" and "Taxation." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the Preferred Shares or the principal amount of the borrowings to the holders thereof. See "Borrowings" below.

         The Fund has no present intention of offering additional common shares. Other offerings of its common shares, if made, will require approval of the Fund's Board of Trustees. Any additional offering will not be sold at a price per common share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing common shareholders or with the consent of a majority of the Fund's outstanding common shares. The common shares have no preemptive rights.

         The common shares trade on the NYSE under the symbol "VVR." The following table shows for the Fund's common shares for the periods indicated:
(1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per common share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per common share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.

                                                                            Premium/(Discount)
                                Price                  NAV                  Market Price to NAV
                                -----                  ---                  -------------------  Reported
Calendar Quarter                                                                                  NYSE
    Ended                   High       Low         High        Low         High         Low       Volume
    -----                   ----       ---         ----        ---         ----         ---       ------
September 30, 2003        $         $           $           $                  %          %
June 30, 2003             $         $           $           $                  %          %
March 31, 2003            $         $           $           $                  %          %
December 31, 2003         $         $           $           $                  %          %

         On December__, 2003, the last reported sales price of the Fund's common shares on the NYSE was $___ and the Fund's NAV was $___, representing a ___% discount of market price to NAV as of that date.

Borrowings

          The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money in an amount up to 33 1/3% of the Fund's total assets. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities by the Fund. Certain types of borrowing may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. Such restrictions may be more stringent than those imposed by the 1940 Act. The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. In the event that such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Further, the terms of any such borrowing may and the 1940 Act does (in certain circumstances) require that the lenders to the Fund have certain voting rights in the event of a failure to maintain certain asset coverage requirements. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. See "Investment Objective and Policies and Special Risk Factors -- Special Risk Considerations." The Fund may also borrow up to an additional 5% of its total assets for temporary purposes. See "Investment Restrictions" in the SAI.

Conversion to Open-End Fund

         The Fund may be converted to an open-end investment company at any time by an amendment to the Declaration of Trust. The Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) 67% or more of the Fund's common shares and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding Shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding common shares and preferred shares, each voting as a class. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of the Fund's portfolio likely would prohibit the Fund from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in the Fund's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of the Fund to an open-end investment company also would require the redemption of all outstanding Preferred Shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the common shares. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares will be sold at NAV plus a sales load.

Repurchase of Common Shares

         Shares of closed-end management investment companies frequently trade at a discount to their NAVs but in some cases trade at a premium. In recognition of the possibility that the Fund's common shares might similarly trade at a discount, the Fund's Board of Trustees has determined that from time to time it may be in the interest of common shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. The Board of Trustees, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's common shares trading at a price which is equal to or approximates their NAV. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. common shares will not be repurchased unless after such repurchase the Fund would continue to satisfy the 1940 Act asset coverage requirements with respect to the Preferred Shares or any borrowing and any asset coverage requirements which may be imposed by any rating service as a condition of its rating of the Preferred Shares or by any lender with respect to any borrowing.

         Although the Board of Trustees believes that common share repurchases and tenders generally could have a favorable effect on the market price of the Fund's common shares, it should be recognized that the acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and decreasing the asset coverage available with respect to the Preferred Shares and any borrowing. Because of the nature of the Fund's investment objectives and policies and the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate tender offers for the common shares. As a result, the Fund may be required to borrow money in order to finance repurchases and tenders. Interest on any such borrowings will reduce the Fund's net investment income. See "Description of Capital Structure -- Borrowings." Disposition of portfolio securities may increase the Fund's portfolio turnover rate and will result in related costs to the Fund.

         Even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, that the Fund cannot accept tenders or effect repurchases if (1) such transactions, if consummated, would
(a) result in the delisting of the Fund's Shares from the NYSE or other national securities exchange (the Fund understands that the NYSE would consider delisting if the aggregate market value of the Fund's outstanding common shares is less than $5,000,000, the number of publicly held common shares falls below 600,000 or the number of round-lot holders falls below 1,200) (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level), or (c) result in a failure to comply with applicable asset coverage requirements; (2) the amount of securities tendered would require liquidation of such a substantial portion of the Fund's securities that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of the existing market conditions and such liquidation would have an adverse effect on the NAV of the Fund to the detriment of non-tendering Shareholders; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading in securities generally on the NYSE, the American Stock Exchange or other national securities exchange or national market system, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) threatened or actual conditions of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) any other event or condition which would have a material adverse effect on the Fund or its Shareholders if common shares were repurchased. The Trustees may modify these conditions in light of experience.

         Under the requirements of the 1940 Act, the Fund cannot accept tenders or effect repurchases of the common shares if, after deducting the amount of the purchase or tender price, the Fund's total assets, less all liabilities not represented by senior securities of the Fund, would fall below 200% of the aggregate liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness or the Fund's total assets, less all liabilities not represented by senior securities of the Fund, would fall below 300% of the aggregate amount of senior securities represented by indebtedness. In addition, the Fund may be precluded from accepting tenders or effecting repurchases at any time dividends on the Preferred Shares or payment of interest or repayment of principal on any borrowings are in arrears. Any tender offer made by the Fund for its common shares will be at a price equal to the NAV of the common shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the NAV of the common shares and will establish procedures which will be specified in the tender offer documents, to enable common shareholders to ascertain readily such NAV. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate NAV in connection with determinations of pricing for tender offers, if any. Each offer will be made and common shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

         Should the Fund determine to make a tender offer for its common shares, a notice describing the tender offer, containing information common shareholders should consider in deciding whether to tender their common shares and including instructions on how to tender common shares will be sent to shareholders of record. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain NAV during the pendency of a tender offer will also be set forth in the notice. When a tender offer is authorized to be made by the Fund's Trustees, a common shareholder wishing to accept the offer will be required to tender all (but not less than all) of the common shares owned by such Shareholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all common shares tendered in accordance with the terms of the offer unless it determines in accordance with the terms of the offer to accept none of them. Each person tendering common shares will pay to the Fund a reasonable service charge currently anticipated to be $25.00, subject to change, to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. It is the position of the staff of the SEC that such service charge may not be deducted from the proceeds of the purchase. The Fund's transfer agent will receive a fee as an offset to these costs. The Fund expects that the cost to the Fund of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their common shares. Costs associated with the tender will be charged against capital.

         Tendered common shares that have been accepted and purchased by the Fund will be held in treasury and may be retired by the Trustees. Treasury common shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If treasury common shares are retired, common shares issued and outstanding and capital in excess of par value will be reduced accordingly.

Preferred Shares

         Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common shares nor holders of preferred shares have pre-emptive rights to purchase any Preferred Shares or any other preferred shares that might be issued.

         The Fund's Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into two or more series) as the Trustees may, without shareholder approval, authorize. The Preferred Shares have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the trustee may determine and as are set forth in the Fund's Certificate establishing the terms of the Preferred Shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares. Under the Fund's Certificate, the Trustees have authorized the creation of _____ Auction Rate Cumulative Preferred Shares, having a par value of $0.01 per share, with a liquidation preference of $25,000 per share, classified as Series M, T, W, Th and F Auction Rate Cumulative Preferred Shares.

                                 UNDERWRITING

         Citigroup Global Markets Inc. is acting as a representative of the underwriters named below. Subject to the terms and conditions in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Preferred Shares set forth opposite the name of such underwriter.

Underwriters                           Series M       Series T      Series W       Series TH        Series F
------------                           --------       --------      --------       ---------        --------
Citigroup Global Markets Inc. ...


     Total.......................


         The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.

         The Underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $____ per share. The sales load the Fund will pay of $____ per share is equal to __% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $____ per share on sales to certain other dealers. If all of the Preferred Shares are not sold at the initial offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Preferred Shares purchased on or before _____.

         The Fund and the Adviser have each agreed that, for a period of 180 days from the date of the underwriting agreement, they will not, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Underwriters, sell, contract to sell, or otherwise dispose of any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities or grant any options or warrants to purchase senior securities of the Fund other than Preferred Shares. Citigroup Global Markets Inc. on behalf of the Underwriters in its sole discretion may release any of the securities subject to those lock-up agreements at any time without notice.

         The Fund anticipates that from time to time certain Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transaction after they have ceased to be Underwriters and, subject to certain conditions, may act as brokers while they are Underwriters.

         The Fund anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees set forth under "Description of Preferred Shares" and in the SAI.

         The Fund and the Adviser have agreed to indemnify the Underwriters in connection with this offering against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL MATTERS

         Certain legal matters in connection with the Preferred Shares offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom (Illinois) and for the Underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Skadden, Arps, Slate, Meagher & Flom (Illinois) and Simpson Thacher & Bartlett LLP may rely as to certain matters of Massachusetts law on the opinion of [_______].

                                    EXPERTS

         The financial statements of the Fund at [ ]and the selected per share data and ratios set forth under the caption "Financial Highlights" for each of the fiscal years ended [ ] through [ ]have been audited by [ ], independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon [ ]'s authority as experts in accounting and auditing. The address of [ ] is [ ].

                              FURTHER INFORMATION

         The Fund has filed with the SEC, Washington, DC, a registration statement under the Securities Act of 1933, as amended, with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the SEC. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files other fund-related reports and information with the SEC. The Fund's registration statement, reports, proxy and information statements and other information may be inspected without charge at the SEC's public reference room at 450 Fifth Street, N.W., Washington, DC 20549, and copies of all or any part thereof may be obtained from such officer after payment of the fees prescribed by the SEC. Call 1-800-SEC-0330 for information about the SEC's public reference room. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE located at 20 Broad Street, New York, New York 10005.




         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

The Fund
Investment Restrictions
Trustees and Officers
Portfolio Transactions
Investment Management and Other Services
Repurchase Of Shares
Fund Structure
Portfolio Turnover Rate
Additional Information Concerning the Auctions for Preferred Shares Description of Preferred Shares
Moody's and Fitch Guidelines
Federal Taxation
Glossary
Appendix A: Ratings of Investments
Financial Statements

=============================================================================

                                 $[        ]

                        VAN KAMPEN SENIOR INCOME TRUST

                   Auction Rate Cumulative Preferred Shares

                           [        ] Shares, Series M
                           [        ] Shares, Series T
                           [        ] Shares, Series W
                           [        ] Shares, Series TH
                           [        ] Shares, Series F





                         _____________________________

                                   Prospectus

                                  ______, 2004




                                 ______________


                                   Citigroup

                SUBJECT TO COMPLETION, DATED DECEMBER __, 2003

         The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the SEC is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                        VAN KAMPEN SENIOR INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                ________, 2003

         Van Kampen Senior Income Trust (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. The Fund's investment adviser is Van Kampen Investment Advisory Corp. ("Advisory Corp." or the "Adviser").

         The Fund is offering [ ] Series M, [ ] Series T,[ ] Series W, [ ] Series Th and [ ] Series F Auction Rate Cumulative Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share (collectively "Preferred Shares").

         This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated ____ ___, 2003. This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge, by calling (800)341-2929 or by writing to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555

         Capitalized terms used in this SAI are defined in the Fund's Certicifacte of Vote attached hereto as Appendix B.

                               TABLE OF CONTENTS

                                                                            Page

The Fund
Investment Restrictions
Trustees and Officers
Portfolio Transactions
Investment Management and Other Services
Repurchase Of Shares
Fund Structure
Portfolio Turnover Rate
Additional Information Concerning the Auctions for Preferred Shares Description of Preferred Shares
Moody's and Fitch Guidelines
Federal Taxation
Appendix A: Ratings of Investments
Appendix B:Certificate of Vote
Financial Statements


         The Prospectus and SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office for no charge. The registration statement is also available on the SEC's website (www.sec.gov).

                                   THE FUND

         The Fund changed its name from "Van Kampen American Capital Senior Income Trust" to "Van Kampen Senior Income Trust" in 1998. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of interests in Senior Loans to Borrowers which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the Certificate of Deposit ("CD") rate or other base lending rates used by commercial lenders. The value of the Fund's portfolio may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. No assurance can be given that the Fund will achieve its investment objective.

                            INVESTMENT RESTRICTIONS

         The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding common shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

2. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies.

4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

9. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

 10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

 11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

 12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

         For purposes of investment restriction numbers 1 and 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

         The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

                             TRUSTEES AND OFFICERS

         The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                                                INDEPENDENT TRUSTEES
                                                --------------------
                                                                                  Number of
                                          Term of                                 Funds in
                                          Office and                              Fund
                             Position(s)  Length of                               Complex
Name, Age and Address        Held with    Time         Principal Occupation(s)    Overseen       Other Directorships
of Independent Trustee       Fund         Served       During Past 5 Years        by Trustee     Held by Trustee
----------------------       ----         ------       -------------------        ----------     ---------------
David C. Arch (58)           Trustee      Trustee      Chairman and Chief         90             Trustee/Director/
Blistex Inc.                              since 2003   Executive Officer of                      Managing General
1800 Swift Drive                                       Blistex Inc., a consumer                  Partner of funds in
Oak Brook, IL 60523                                    health care products                      the Fund Complex.
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter.  Director of
                                                       the Heartland Alliance,
                                                       a nonprofit organization
                                                       serving human needs
                                                       based in Chicago.

J. Miles Branagan (71)       Trustee      Trustee      Private investor.          88             Trustee /Director/
1632 Morning Mountain Road                since 1991   Co-founder, and prior to                  Managing General
Raleigh, NC 27614                                      August 1996, Chairman,                    Partner of funds in
                                                       Chief Executive Officer                   the Fund Complex.
                                                       and President, MDT
                                                       Corporation (now known
                                                       as Getinge/Castle, Inc.,
                                                       a subsidiary of Getinge
                                                       Industrier AB), a
                                                       company which develops,
                                                       manufactures, markets
                                                       and services medical and
                                                       scientific equipment.

Jerry D. Choate (65)         Trustee      Trustee      Prior to January 1999,     88             Trustee/Director/
33971 Selva Road                          since 1999   Chairman and Chief                        Managing General
Suite 130                                              Executive Officer of the                  Partner of funds in
Dana Point, CA 92629                                   Allstate Corporation                      the Fund Complex.
                                                       ("Allstate") and                          Director of Amgen
                                                       Allstate Insurance                        Inc., a
                                                       Company. Prior to                         biotechnological
                                                       January 1995, President                   company, and
                                                       and Chief Executive                       Director of Valero
                                                       Officer of Allstate.                      Energy Corporation,
                                                       Prior to August 1994,                     an independent
                                                       various management                        refining company.
                                                       positions at Allstate.

Rod Dammeyer (62)            Trustee      Trustee      President of CAC, llc.,    90             Trustee/Director/
CAC, llc.                                 since 2003   a private company                         Managing General
4350 LaJolla Village Drive                             offering capital                          Partner of  funds
Suite 980                                              investment and                            in the Fund
San Diego, CA 92122-6223                               management advisory                       Complex. Director
                                                       services.  Prior to July                  of TeleTech
                                                       2000, Managing Partner                    Holdings Inc.,
                                                       of Equity Group                           Stericycle, Inc.,
                                                       Corporate Investment                      TheraSense, Inc.,
                                                       (EGI), a company that                     GATX Corporation,
                                                       makes private                             Arris Group, Inc.
                                                       investments in other                      and Trustee of the
                                                       companies.                                University of
                                                                                                 Chicago Hospitals
                                                                                                 and Health
                                                                                                 Systems.  Prior to
                                                                                                 May 2002, Director
                                                                                                 of Peregine Systems
                                                                                                 Inc.  Prior to
                                                                                                 February 2001, Vice
                                                                                                 Chairman and
                                                                                                 Director of Anixter
                                                                                                 International, Inc.
                                                                                                 and IMC Global Inc.
                                                                                                 Prior to July 2000,
                                                                                                 Director of Allied
                                                                                                 Riser
                                                                                                 Communications
                                                                                                 Corp., Matria
                                                                                                 Healthcare Inc.,
                                                                                                 Transmedia
                                                                                                 Networks, Inc., CNA
                                                                                                 Surety, Corp. and
                                                                                                 Grupo Azcarero
                                                                                                 Mexico (GAM).
                                                                                                 Prior to April
                                                                                                 1999, Director of
                                                                                                 Metal Management,
                                                                                                 Inc.

Linda Hutton Heagy (55)      Trustee      Trustee      Managing Partner of        88             Trustee/Director/
Heidrick & Struggles                      since 1995   Heidrick & Struggles, an                  Managing General
233 South Wacker Drive                                 executive search firm.                    Partner of funds in
Suite 7000                                             Trustee on the                            the Fund Complex.
Chicago, IL 60606                                      University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of
                                                       the YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner
                                                       of Ray & Berndtson,
                                                       Inc., an executive
                                                       recruiting firm. Prior
                                                       to 1996, Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students.  Prior to
                                                       1995, Executive Vice
                                                       President of ABN AMRO,
                                                       N.A., a bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

R. Craig Kennedy (51)        Trustee      Trustee      Director and President     88             Trustee/Director/
11 DuPont Circle, N.W.                    since 1995   of the German Marshall                    Managing General
Washington, D.C. 20016                                 Fund of the United                        Partner of funds in
                                                       States, an independent                    the Fund Complex.
                                                       U.S. foundation created
                                                       to deepen
                                                       understanding,  promote
                                                       collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.  Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and
                                                       Chief Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J. Kerr (67)          Trustee      Trustee      Prior to 1998, President   90             Trustee/Director/
736 North Western Avenue                  since 2003   and Chief Executive                       Managing General
P.O. Box 317                                           Officer of Pocklington                    Partner of funds in
Lake Forest, IL 60045                                  Corporation, Inc., an                     the Fund Complex.
                                                       investment holding                        Director of the
                                                       company.  Director of                     Lake Forest
                                                       the Marrow Foundation.                    Bank & Trust.

Jack E. Nelson (67)          Trustee      Trustee      President of Nelson        88             Trustee/Director/
423 Country Club Drive                    since 1995   Investment Planning                       Managing General
Winter Park, FL 32789                                  Services, Inc., a                         Partner of funds in
                                                       financial planning                        the Fund Complex.
                                                       company and registered
                                                       investment adviser in
                                                       the State of Florida.
                                                       President of Nelson
                                                       Ivest Brokerage Services
                                                       Inc., a member of the
                                                       NASD, Securities
                                                       Investors Protection
                                                       Corp. and the Municipal
                                                       Securities Rulemaking
                                                       Board.  President of
                                                       Nelson Sales and
                                                       Services Corporation, a
                                                       marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)    Trustee      Trustee      President Emeritus and     90             Trustee/ Director/
1126 E. 59th Street                       since 2003   Honorary Trustee of the                   Managing General
Chicago, IL 60637                                      University of Chicago                     Partner of funds in
                                                       and the Adam Smith                        the Fund Complex.
                                                       Distinguished Service                     Director of Winston
                                                       Professor in the                          Laboratories, Inc.
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the
                                                       University of Rochester
                                                       and a member of its
                                                       investment committee.
                                                       Member of the National
                                                       Academy of Sciences, the
                                                       American Philosophical
                                                       Society and a fellow of
                                                       the American Academy of
                                                       Arts and Sciences.

Suzanne H. Woolsey (61)      Trustee      Trustee      Chief Communications       88             Trustee/Director/
2101 Constitution Ave.,                   since 1999   Officer of the National                   Managing General
N.W.                                                   Academy of                                Partner of funds in
Room 285                                               Sciences/National                         the Fund Complex.
Washington, D.C. 20418                                 Research Council, an                      Director of
                                                       independent, federally                    Neurogen
                                                       chartered policy                          Corporation, a
                                                       institution, since 2001                   pharmaceutical
                                                       and previously Chief                      company, since
                                                       Operating Officer from                    January 1998.
                                                       1993 to 2001. Director
                                                       of the Institute for
                                                       Defense Analyses, a
                                                       federally funded
                                                       research and development
                                                       center, Director of the
                                                       German Marshall Fund of
                                                       the United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of
                                                       the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education
                                                       at the National Academy
                                                       of Sciences/National
                                                       Research Council.  From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.


                                             INTERESTED TRUSTEES*
                                             --------------------
                                                                                 Number of
                                         Term of                                 Funds in
                                         Office and                              Fund
                            Position(s)  Length of                               Complex
Name, Age and Address       Held with    Time         Principal Occupation(s)    Overseen       Other Directorships
Of Interested Trustee       Fund         Served       During Past 5 Years        By Trustee     Held by Trustee
---------------------       ----         ------       -------------------        ----------     ---------------
Mitchell M. Merin* (50)     Trustee,     Trustee      President and Chief        88             Trustee/Director/
1221 Avenue of the          President    since 1999   Executive Officer to                      Managing General
Americas                    and Chief                 funds in the Fund                         Partner of funds in
New York, NY 10020          Executive                 Complex.  Chairman,                       the Fund Complex.
                            Officer                   President, Chief
                                                      Executive Officer and
                                                      Director of the Advisers
                                                      and VK Advisors Inc.
                                                      since December 2002.
                                                      Chairman, President and
                                                      Chief Executive Officer
                                                      of Van Kampen
                                                      Investments since
                                                      December 2002.  Director
                                                      of Van Kampen
                                                      Investments since
                                                      December 1999. Chairman
                                                      and Director of Van
                                                      Kampen Funds Inc. since
                                                      December 2002.
                                                      President, Director and
                                                      Chief Operating Officer
                                                      of Morgan Stanley
                                                      Investment Management
                                                      since December 1998.
                                                      President and Director
                                                      since April 1997 and
                                                      Chief Executive Officer
                                                      since June 1998 of
                                                      Morgan Stanley
                                                      Investment Advisors Inc.
                                                      and Morgan Stanley
                                                      Services Company Inc.
                                                      Chairman, Chief
                                                      Executive Officer and
                                                      Director of Morgan
                                                      Stanley Distributors
                                                      Inc. since June 1998.
                                                      Chairman since June
                                                      1998, and Director since
                                                      January 1998 of Morgan
                                                      Stanley Trust. Director
                                                      of various Morgan
                                                      Stanley subsidiaries.
                                                      President of the Morgan
                                                      Stanley Funds since May
                                                      1999. Previously Chief
                                                      Executive Officer of Van
                                                      Kampen Funds Inc. from
                                                      December 2002 to July
                                                      2003, Chief Strategic
                                                      Officer of Morgan
                                                      Stanley Investment
                                                      Advisors Inc. and Morgan
                                                      Stanley Services Company
                                                      Inc. and Executive Vice
                                                      President of Morgan
                                                      Stanley Distributors
                                                      Inc. from April 1997 to
                                                      June 1998. Chief
                                                      Executive Officer from
                                                      September 2002 to April
                                                      2003 and Vice President
                                                      from May 1997 to April
                                                      1999 of the Morgan
                                                      Stanley Funds.

Richard F. Powers, III*     Trustee      Trustee      Advisory Director of       90             Trustee/Director/
(57)                                     since 1999   Morgan Stanley.  Prior                    Managing General
1 Parkview Plaza                                      to December 2002,                         Partner of funds in
P.O. Box 5555                                         Chairman, Director,                       the Fund Complex.
Oakbrook Terrace, IL 60181                            President, Chief
                                                      Executive Officer and
                                                      Managing Director of Van
                                                      Kampen Investments and
                                                      its investment advisory,
                                                      distribution and other
                                                      subsidiaries. Prior to
                                                      December 2002, President
                                                      and Chief Executive
                                                      Officer of funds in the
                                                      Fund Complex.  Prior to
                                                      May 1998, Executive Vice
                                                      President and Director
                                                      of Marketing at Morgan
                                                      Stanley and Director of
                                                      Dean Witter, Discover &
                                                      Co. and Dean Witter
                                                      Realty. Prior to 1996,
                                                      Director of Dean Witter
                                                      Reynolds Inc.

Wayne W. Whalen* (64)       Trustee      Trustee      Partner in the law firm    90             Trustee/Director/
333 West Wacker Drive                    since 1995   of Skadden, Arps, Slate,                  Managing General
Chicago, IL 60606                                     Meagher & Flom                            Partner of funds in
                                                      (Illinois), legal                         the Fund Complex.
                                                      counsel to funds in the
                                                      Fund Complex.


_______________

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.


                                                       OFFICERS
                                                       --------

                                                    Term of
                                                  Office and
                                Position(s)        Length of
   Name, Age and Address         Held with           Time        Principal Occupation(s)
         of Officer                 Fund            Served       During Past 5 Years
------------------------       -------------      ----------     -------------------
Stephen L. Boyd (62)          Vice President    Officer since    Managing Director of Global Research Investment
2800 Post Oak Blvd.                             1998             Management. Vice President of funds in the Fund
45th Floor                                                       Complex. Prior to December 2002, Chief Investment
Houston, TX 77056                                                Officer of Van Kampen Investments and President and
                                                                 Chief Operations Officer of the Advisers and Van
                                                                 Kampen Advisors Inc. Prior to May 2002, Executive
                                                                 Vice President and Chief Investment Officer of funds
                                                                 in the Fund Complex. Prior to May 2001, Managing
                                                                 Director and Chief Investment Officer of Van Kampen
                                                                 Investments, and Managing Director and President of
                                                                 the Advisers and Van Kampen Advisors Inc. Prior to
                                                                 December 2000, Executive Vice President and Chief
                                                                 Investment Officer of Van Kampen Investments, and
                                                                 President and Chief Operating Officer of the
                                                                 Advisers. Prior to April 2000, Executive Vice
                                                                 President and Chief Investment Officer for Equity
                                                                 Investments of the Advisers. Prior to October 1998,
                                                                 Vice President and Senior Portfolio Manager with AIM
                                                                 Capital Management, Inc. Prior to February 1998,
                                                                 Senior Vice President and Portfolio Manager of Van
                                                                 Kampen American Capital Asset Management, Inc., Van
                                                                 Kampen American Capital Investment Advisory Corp.
                                                                 and Van Kampen American Capital Management, Inc.

Stefanie V. Chang (36)        Vice President    Officer since    Executive Director of Morgan Stanley Investment
1221 Avenue of the Americas                     2003             Management. Vice President of funds in the Fund
New York, NY 10020                                               Complex.

Joseph J. McAlinden (60)      Executive Vice    Officer since    Managing Director and Chief Investment Officer of
1221 Avenue of the Americas   President and     2002             Morgan Stanley Investment Advisors Inc., Morgan
New York, NY 10020            Chief                              Stanley Investment Management Inc. and Morgan
                              Investment                         Stanley Investments LP and Director of Morgan
                              Officer                            Stanley Trust for over 5 years. Executive Vice
                                                                 President and Chief Investment Officer of funds in
                                                                 the Fund Complex. Managing Director and Chief
                                                                 Investment Officer of Van Kampen Investments, the
                                                                 Advisers and Van Kampen Advisors Inc. since December
                                                                 2002.

John R. Reynoldson (50)       Vice President    Officer since    Executive Director and Portfolio Specialist of the
1 Parkview Plaza                                2000             Advisers and Van Kampen Advisors Inc. Vice President
P.O. Box 5555                                                    of funds in the Fund Complex. Prior to July 2001,
Oakbrook Terrace, IL 60181                                       Principal and Co-head of the Fixed Income Department
                                                                 of the Advisers and Van Kampen Advisors Inc. Prior
                                                                 to December 2000, Senior Vice President of the
                                                                 Advisers and Van Kampen Advisors Inc. Prior to May
                                                                 2000, Senior Vice President of the investment grade
                                                                 taxable group for the Advisers. Prior to June 1999,
                                                                 Senior Vice President of the government securities
                                                                 bond group for Asset Management.

Ronald E. Robison (64)        Executive Vice    Officer since    Chief Executive Officer and Chairman of Investor
1221 Avenue of the Americas   President and     2003             Services. Executive Vice President and Principal
New York, NY 10020            Principal                          Executive Officer of funds in the Fund Complex.
                              Executive                          Chief Global Operations Officer and Managing
                              Officer                            Director of Morgan Stanley Investment Management
                                                                 Inc. Managing Director of Morgan Stanley. Managing
                                                                 Director and Director of Morgan Stanley Investment
                                                                 Advisors Inc. and Morgan Stanley Services Company
                                                                 Inc. Chief Executive Officer and Director of Morgan
                                                                 Stanley Trust. Vice President of the Morgan Stanley
                                                                 Funds.

A. Thomas Smith III (46)      Vice President    Officer since    Managing Director of Morgan Stanley, Managing
1221 Avenue of the Americas   and Secretary     1999             Director and Director of Van Kampen Investments,
New York, NY 10020                                               Director of the Advisers, Van Kampen Advisors Inc.,
                                                                 the Distributor, Investor Services and certain other
                                                                 subsidiaries of Van Kampen Investments. Managing
                                                                 Director and General Counsel-Mutual Funds of Morgan
                                                                 Stanley Investment Advisors, Inc. Vice President and
                                                                 Secretary of funds in the Fund Complex. Prior to
                                                                 July 2001, Managing Director, General Counsel,
                                                                 Secretary and Director of Van Kampen Investments,
                                                                 the Advisers, the Distributor, Investor Services,
                                                                 and certain other subsidiaries of Van Kampen
                                                                 Investments. Prior to December 2000, Executive Vice
                                                                 President, General Counsel, Secretary and Director
                                                                 of Van Kampen Investments, the Advisers, Van Kampen
                                                                 Advisors Inc., the Distributor, Investor Services
                                                                 and certain other subsidiaries of Van Kampen
                                                                 Investments. Prior to January 1999, Vice President
                                                                 and Associate General Counsel to New York Life
                                                                 Insurance Company ("New York Life"), and prior to
                                                                 March 1997, Associate General Counsel of New York
                                                                 Life. Prior to December 1993, Assistant General
                                                                 Counsel of The Dreyfus Corporation. Prior to August
                                                                 1991, Senior Associate, Willke Farr & Gallagher.
                                                                 Prior to January 1989, Staff Attorney at the
                                                                 Securities and Exchange Commission, Division of
                                                                 Investment Management, Office of Chief Counsel.

John L. Sullivan (48)         Vice President,   Officer since    Director and Managing Director of Van Kampen
1 Parkview Plaza              Chief Financial   1996             Investments, the Advisers, Van Kampen Advisors Inc.
P.O. Box 5555                 Officer and                        and certain other subsidiaries of Van Kampen
Oakbrook Terrace, IL 60181    Treasurer                          Investments. Vice President, Chief Financial Officer
                                                                 and Treasurer of funds in the Fund Complex. Head of
                                                                 Fund Accounting for Morgan Stanley Investment
                                                                 Management. Prior to December 2002, Executive
                                                                 Director of Van Kampen Investments, the Advisers and
                                                                 Van Kampen Advisors Inc.


____________________

         Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments or the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

         Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                                 Compensation Table
                                 ------------------
                                                              Fund Complex
                                          ----------------------------------------------------------
                                          Aggregate Pension        Aggregate             Total
                                           Aggregate Pension    Estimated Maximum     Compensation
                            Aggregate       or Retirement       Annual Benefits         before
                          Compensation     Benefits Accrued      from the Fund       Deferral from
                          from the Fund       as Part of          Complex Upon       Fund Complex
   Name (1)                    (2)           Expenses (3)        Retirement (4)           (5)
------------------------ ---------------- ------------------- --------------------- ----------------
David C. Arch                  (2)                                $   147,500         $  138,750
J. Miles Branagan               $                                      60,000            107,000
Jerry D. Choate                 $                                     130,000            107,000
Rod Dammeyer                   (2)                                    147,500            138,750
Linda Hutton Heagy                                                    147,500            107,000
R. Craig Kennedy                                                      147,500            107,000
Howard J. Kerr                 (2)                                    147,500            138,750
Jack E. Nelson                                                        112,500            107,000
Hugo F. Sonnenschein           (2)                                    147,500            138,750
Wayne W. Whalen                                                       147,500            245,750
Suzanne H. Woolsey                                                    147,500            107,000

__________________

(1) Trustees not eligible for compensation are not included in the Compensation Table.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended July 31, 2003. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Fund on July 23, 2003, and thus have no compensation from the Fund to report during the fiscal year ended July 31, 2003. The following Trustees deferred compensation from the Fund during the fiscal year ended June 30, 2003: Mr. Branagan, $ ; Mr. Choate $ ; Ms. Heagy, $ ; Mr. Nelson, $ ; and Mr. Whalen, $ . The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended July 31, 2003, is as follows: Mr. Branagan, $ ; Mr. Choate, $ ; Ms. Heagy, $ , Mr. Nelson, $ ; Mr. Kennedy, $ ; Mr. Miller, $ ; Mr. Rees $ ; Mr. Robinson, $ ; Mr. Rooney, $ ; Mr. Sisto, $ ; and Mr. Whalen, $ . The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2002. The retirement plan is described above the Compensation Table. In 2003 efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2002, before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, efforts have been under way to combine the trustees/directors/managing general partners of the boards of the various Van Kampen-related funds in the Fund Complex. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners are being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.

         The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised of trustees who are not "interested persons" of the Fund (as defined by the 1940 Act) (referred to herein as "Independent Trustees" or "non-interested trustees").

         The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R Craig Kennedy. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls.

         The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

         The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J. Kerr and Jack E. Nelson. The governance committee identifies individuals qualified to serve on the Board that are independent as defined in the 1940 Act and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics.

         During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 5 meetings. The governance committee was recently organized and thus, did not have any meetings during the Fund's last fiscal year.

         The non-interested trustees of the Fund select and nominate any other non-interested trustees of the Fund. While the non-interested trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will review nominations from shareholders to fill any vacancies. Nominations from shareholders should be in writing and addressed to the non-interested trustees at the Fund's office.

         In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2002, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.


                        2002 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES
                        -----------------------------------------------

Independent Trustees
--------------------

                           Arch    Branagan   Choate  Dammeyer  Heagy    Kennedy   Kerr     Nelson   Sonnenschein   Woolsey
                           ----    --------   ------  --------  -----    -------  ----     ------   ------------    -------

Dollar Range of equity
securities in the Fund

Aggregate dollar range of
equity securities in all
registered investment
companies overseen by
Trustee in the
Fund Complex

Interested Trustees
-------------------
                                                                                 Trustee
                                                                ---------------------------------------
                                                                Merin            Powers         Whalen
                                                                -----            ------         ------
Dollar range of equity securities in the Fund

Aggregate dollar range of equity securities in all registered investment companies overseen by Trustee in the Fund Complex


         As of December   , 2003, the trustees and officers of the Fund as a
group owned less than 1% of the shares of the Fund.

         The Fund and the Adviser have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                            PORTFOLIO TRANSACTIONS

         With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Investment Objective and Policies and Special Risk Factors."

         With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold common shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser or Van Kampen Investments.

         If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

         If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. In this regard allocations of Senior Loans by the Adviser will be made taking into account a variety of factors, including the assets of such clients then available for investment in Senior Loans, such clients' relative NAV and such clients' investment objectives, policies and limitations. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

         Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

         The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

         The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181.

         Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios, and has more than $[ ] billion under management or supervision as of June 30, 2003. Van Kampen Investments has more than 50 open-end and 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide.

         Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

Investment Advisory Agreement

         The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund will continue in effect from year to year, unless terminated as described below, if approved annually (a) by the Trustees of the Fund or by a majority of the Fund's common shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the common shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

         In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies. The Board of Trustees reviewed reports from third parties about the foregoing factors. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

         The Advisory Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. For the services provided by the Adviser under the Advisory Agreement, the Fund pays the Adviser a monthly fee (accrued daily and paid monthly) computed based upon an annual rate equal to 0.85% applied to the average daily managed assets of the Fund (which for purposes of determining such fee, shall mean the average daily gross asset value of the Fund, minus the sum of accrued liabilities other than the aggregate amount of any borrowings undertaken by the Fund). Because leverage will increase the amount of total assets, the Fund will pay a greater amount of advisory fees when leverage is utilized. Under the Advisory Agreement, the Adviser also furnishes offices and necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the common shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of common shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of common shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

         The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

         The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities.

The Administrator

         The administrator for the Fund is Van Kampen Investments.

Other Agreements

         Legal Services Agreement. The Fund has entered into a Legal Services Agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Certain other funds advised by the Adviser are distributed by Distributors Inc., an indirect affiliate of the Fund, and also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by Distributors Inc., one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                             REPURCHASE OF SHARES

         Shares of closed-end management investment companies frequently trade at a discount to their NAVs but in some cases trade at a premium. In recognition of the possibility that the Fund's common shares might similarly trade at a discount, the Fund's Board of Trustees has determined that from time to time it may be in the interest of common shareholders for the Fund to take action to attempt to reduce or eliminate a market value discount from NAV. The Board of Trustees, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the NAV of the common shares, the liquidity of the assets of the Fund, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board of Trustees will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Fund's common shares trading at a price which is equal to or approximates their NAV. In addition, the Board of Trustees will not necessarily announce when it has given consideration to these matters. common shares will not be repurchased unless after such repurchase the Fund would continue to satisfy the 1940 Act asset coverage requirements with respect to the Preferred Shares or any borrowing and any asset coverage requirements which may be imposed by any rating service as a condition of its rating of the Preferred Shares or by any lender with respect to any borrowing.

         Even if a tender offer has been made, the Trustees' announced policy, which may be changed by the Trustees, is that the Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level, as more fully described in "Taxation") or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its common shares if common shares were repurchased. The Trustees may modify these conditions in light of experience.

         Any tender offer made by the Fund for its common shares will be at a price equal to the NAV of the common shares determined at the close of business on the day the offer ends. During the pendency of any tender offer by the Fund, the Fund will calculate daily the NAV of the common shares and will establish procedures which will be specified in the tender offer documents, to enable common shareholders to ascertain readily such NAV. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate NAV in connection with determinations of pricing for tender offers, if any. Each offer will be made and common shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

         Tendered common shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury common shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury common shares are retired, common shares issued and outstanding and capital in excess of par value will be reduced accordingly.

         If the Fund must liquidate portfolio securities in order to repurchase common shares tendered, the Fund may realize gains and losses.

                                FUND STRUCTURE

         The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through the future conversion to a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to effect any conversion of the Fund to a master-feeder structure. In addition, the Fund's Board of Trustees presently does not intend to effect any conversion in which (i) the master fund does not have substantially the same management team, investment objective, investment policies and investment restrictions as the Fund just prior to the conversion, (ii) the value of the shareholder's investment in Fund would not be the same immediately after the conversion as it was immediately before such conversion or (iii) an increase in the Fund's expense ratios is expected as a result of the conversion.

                            PORTFOLIO TURNOVER RATE

         The annual rates of the Fund's total portfolio turnover for the periods ended July 31, 2000, July 31, 2001, July 31 2002 and July 31, 2003, were [ ]%, [ ]%, [ ]% and [ ]%, respectively. The annual turnover rate of the Fund is generally expected to be between [50% and 100%], although as part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Fund also includes Senior Loans for which the full payment on the Senior Loan has been prepaid by the borrower. The Adviser believes that prepaid Senior Loans generally comprise approximately [25% to 75%] of the Fund's total portfolio turnover each year.

      ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES

General

         The Certificate provides that the Applicable Rate for each Dividend Period of shares of each series shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of a Dividend Period for each such series (an "Auction Date") from implementation of the Auction Procedures set forth in the Certificate and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the Certificate.

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, [Deuthsce Bank Trust Company Americas]), which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of the Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provides for the participation of those Broker-Dealers in Auctions for shares of a series of Preferred Shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to shares of each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Certificate. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares. Prior to the commencement of the right of Holders of preferred shares to elect a majority of the Fund's Trustees, as described under "Description of Preferred Shares-Voting Rights" in the Prospectus, Cede & Co. will be the Holder of all shares of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York chartered limited purpose trust company, performs services for its participants (including Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in shares of each series of Preferred Shares, whether for its own account or as a nominee for another person.

Orders by Existing Holders and Potential Holders

         On or prior to the Submission Deadline on each Auction Date for shares of a series of Preferred Shares:

         (a) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

         (i) "Hold Order" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period of such shares;

         (ii) "Bid" -- indicating the number of Outstanding shares, if any, of such series that such Beneficial Owner offers to sell if the Applicable Rate for such shares of such series for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such Bid; and/or

         (iii) "Sell Order" -- indicating the number of Outstanding shares, if any, of such that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares of such series for the next succeeding Rate Period; and

         (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such series that they offer to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period is not less than the rate per annum specified in such Bids.

         The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such series an Order or Orders covering all the Outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a series of Preferred Shares an Order or Orders covering all of the Outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 7 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such series of Preferred Shares subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a series of Preferred Shares that offers to become the Beneficial Owner of additional shares of such series of Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner.

         A Potential Beneficial Owner of shares of a series of Preferred Shares may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of a series of Preferred Shares specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

         As described more fully below under "--Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares of such series of Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares of such series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a series of Preferred Shares held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of a series of Preferred Shares held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

         Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of Preferred Share that is fewer than the number of shares of such series specified in its Order. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "--Notification of Results; Settlement" below.

         As described above, any Bid specifying a rate higher than the Maximum Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

Concerning the Auction Agent

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of a series of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction-Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent, provided that prior to such removal, the Fund shall have entered into such an agreement with a successor Auction Agent.

Broker-Dealers

         The Auction Agent after each Auction for shares of a series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of shares of such series of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of a series of Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction. Such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Submission of Orders by Broker-Dealers to Auction Agent

         Prior to 1:00 P.M., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a series of Preferred Shares subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

         If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

         (a) all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

         (b) (i) any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

                  (ii) subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

                  (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                  (iv) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

         (c) all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

         If more than one Bid of a Potential Holder for shares of a series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such series therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

         Not earlier than the Submission Deadline on each Auction Date for shares of a series of Preferred Shares, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the "Available Preferred Shares") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of Outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate for all Dividend Periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

         If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Preferred Shares. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of such series.

         If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders), the Applicable Rate for the next Dividend Period for all shares of such series will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such series for the next Dividend Period. "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

         If all of the outstanding shares of a series of Preferred Shares are subject to Submitted Hold Orders, the Applicable Rate for all shares of such series for the next succeeding Dividend Period shall be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Based on the determinations made under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a series of Preferred Shares will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

         If Sufficient Clearing Bids for shares of a series of Preferred Shares have been made:

         (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

         (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such series subject to such Submitted Bid;

         (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

         (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of Outstanding Preferred Shares of such series subject to all such Submitted Bids is greater than the number of Preferred Shares ("remaining shares") in excess of the Available Preferred Shares over the number of Preferred Shares accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold Preferred Shares of such series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding Preferred Shares subject to all such Submitted Bids of such Existing Holders; and

         (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available Preferred Shares not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding Preferred Shares subject to all such Submitted Bids.

         If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (unless this results because all Outstanding shares of such series are subject to Submitted Hold Orders):

         (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will continue to hold the Preferred Shares subject to such Submitted Bid;

         (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate for shares of such series will purchase the number of Preferred Shares subject to such Submitted Bid; and

         (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

         If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Preferred Shares of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of Preferred Shares of such series being sold or purchased on such Auction Date so that the number of shares of such series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among Potential Holders so that only whole shares of such series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such series.

Notification of Results; Settlement

         The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 P.M., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the Auction and will be required to advise each customer purchasing or selling Preferred Shares as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of Preferred Shares on the registry of Existing Holders to be maintained by the Auction Agent.

         In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of Preferred Shares as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

         If any Existing Holder selling shares of a series of Preferred Shares in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

                        DESCRIPTION OF PREFERRED SHARES

         The descriptions of the Preferred Shares contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration of Trust and the Certificate. A form of the Certificate is attached as Appendix B to this SAI. A copy of the Declaration of Trust is filed as an exhibit to the registration statement of which the Prospectus and this SAI are a part and may be inspected, and a copy thereof may be obtained, as described under "Further Information" in the Prospectus.

General

         The Preferred Shares will rank on a parity with each other and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Dividends and Dividend Periods

         General. Holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as described under "--Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the common shares.

         On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         Each dividend will be paid by the Paying Agent to the Holder, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Holders will not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends except as described under "--Determination of Dividend Rate." No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "--Default Period."

         The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e. the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date for each Series are set forth on the inside cover page of the Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         Dividend Periods after the initial Dividend Period shall either be Standard Rate Periods (7 days) or, subject to certain conditions and with notice to Holders, Special Rate Periods.

         A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the number of shares subject to Bids by Potential Beneficial Owners is at least equal to the number of shares subject to Sell Orders by Existing Holders). If Sufficient Clearing Bids do not exist at any Auction in respect of a Special Rate Period, the Dividend Period commencing on the Business Day succeeding such Auction will be the Standard Rate Period, and the Holders of the shares of the affected series will be required to continue to hold such shares for such Standard Rate Period.

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

         The Applicable Rate resulting from an Auction will not be greater than the Maximum Rate. The Maximum Rate is subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount.

         The Maximum Rate for the Preferred Shares will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all Preferred Shares were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding Preferred Shares for a particular Series are subject (or are deemed to be subject) to Hold Orders.

         Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of the Preferred Shares; provided, however, that no such designation is necessary for a Standard Rate Period and that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Preferred Shares shall have been cured as set forth under "--Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "--Redemption," the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and has consulted with the Broker-Dealers and has provided notice and a Preferred Shares Basic Maintenance Certificate to each Rating Agency which is then rating the Preferred Shares and so requires.

         If the Fund proposes to designate any Special Rate Period, not fewer than 7 Business Days (or two Business Days in the event the duration of the Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, in which case the Fund may specify the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

         (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of the Specific Redemption Provisions, if any; or

         (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

         Default Period. A "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in Fund in same-day funds, with the Paying Agent by 12:00 noon, New York City time,
(A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and, (together, a Dividend Default and a Redemption Default are hereinafter referred to as "Default").

         A Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in Fund in same-day funds with the Paying Agent.

         In the case of a Dividend Default, no Auction will be held during a Default Period applicable to that Series and the Applicable Rate for each Dividend Period commencing during a Default Period, will be equal to the Default Rate.

         Each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

         No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

Restrictions on Dividends, Redemption and Other Payments

         Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including all outstanding senior indebtedness of the Fund, including the Fund's obligations under any credit facility program, would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing stock of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its capital stock). A declaration of a dividend or other distribution on or purchase or redemption of Preferred Shares is prohibited unless there is no event of default under indebtedness senior to the Preferred Shares, if any, and immediately after such transaction, the Fund would have Eligible Assets with an aggregated Discounted Value at least equal to the asset coverage requirements under indebtedness senior to the Preferred Shares.

         For so long as the Preferred Shares are Outstanding, except as otherwise provided in the Certificate, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares, ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to common shares or any other shares of the Fund ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or other shares ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Fund's preferred shares, including the Preferred Shares, and (iii) the Fund has redeemed the full number of preferred shares required to be redeemed by any mandatory provision for redemption including shares of the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Certificate.

         For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Fund will not declare, pay or set apart for payment on any series of shares of the Fund ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Date or upon any other series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon Preferred Shares and any other such series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other series of preferred shares shall in all cases bear to each other the same ratio that accumulated dividend per share on the Preferred Shares and such other series of preferred shares bear to each other.

Redemption

         Optional Redemption. To the extent permitted under the 1940 Act and Massachusetts law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

         Mandatory Redemption. If the Fund fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within five Business Days following the relevant Valuation Date in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed), and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price.

         Preferred shares may be subject to mandatory redemption in accordance with the foregoing redemption provisions notwithstanding the terms of any Specific Redemption Provision.

         The Fund shall effect any required mandatory redemption pursuant to:
(A) the Preferred Shares Basic Maintenance Amount Test, no later than 30 days after the Fund last met the Preferred Shares Basic Maintenance Amount Test or
(B) the 1940 Act Preferred Shares Asset Coverage, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of Preferred Shares which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Preferred Shares on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of Preferred Shares and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law.

         The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Preferred Shares called for redemption not later than the close of business on the Business Day immediately following the Business Day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each Holder of Preferred Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of the Preferred Shares at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of Preferred Shares to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

         If fewer than all of the shares of a series of Preferred Shares are redeemed on any date, the shares to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of shares held by such Holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions.

         Preferred Shares may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Auction Agent will give notice to the Securities Depository, whose nominee will be the Holder of all of the Preferred Shares, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of shares to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some beneficial owners without selecting for redemption any shares from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is Holder of all of the shares, the particular shares to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, all rights of the owners of the shares so called for redemption will cease, except the right of the owners of such shares to receive the redemption price, but without interest, and such shares will no longer be deemed to be outstanding for any purpose. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of
(i) the aggregate redemption price of the Preferred Shares called for redemption on such date and (ii) such other amounts, if any, to which Holders of Preferred Shares called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid by the Paying Agent to the Fund upon its request; provided, however, the Paying Agent shall notify all owners of the shares whose funds are unclaimed by placing a notice in the Wall Street Journal concerning the availability of such funds for three consecutive weeks. Thereupon the Paying Agent will be relieved of all responsibility to the owners of such shares and such owners may look only to the Fund for payment.

         So long as any Preferred Shares are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the person for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no Preferred Shares may be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and all capital stock of the Fund ranking on a parity with the Preferred Shares with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all Preferred Shares and all shares ranking in a parity with the Preferred Shares must receive proportionate amounts.

         Except for the provisions described above, nothing contained in the Certificate limits any legal right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Preferred Shares Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding Preferred Shares are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

Asset Maintenance

         The Fund is required to satisfy two separate asset maintenance requirements in respect of the Preferred Shares: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with the Rating Agency Guidelines, at least equal to the aggregate liquidation preference of the Preferred Shares plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for Preferred Shares of at least 200%.

         Preferred Shares Basic Maintenance Amount. The Fund will be required under Rating Agency Guidelines to maintain, as of each Business Day on which the Preferred Shares are outstanding, assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount established by the rating agency or agencies then rating the Preferred Shares. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured by the Asset Coverage Cure Date, the Fund will be required under certain circumstances to redeem certain of the Preferred Shares.

         "Preferred Shares Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of (i)(A) the product of the number of Outstanding shares of each Series of Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share of such Series; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each Series of Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of dividends that would accumulate on Outstanding Preferred Shares from such first Dividend Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through
(i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P2 by Moody's and A2 by Fitch, it will be valued at its face value).

         The Discount Factors, the criteria used to value the Eligible Assets in the Fund's portfolio for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount, and guidelines for determining the market value of the Fund's portfolio holdings for purposes of determining compliance with the Preferred Shares Basic Maintenance Amount, are based on the criteria established in connection with the rating the Preferred Shares. The Moody's Discount Factor and the Fitch Discount Factor relating to any asset of the Fund, the Preferred Shares Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Moody's Discount Factor and Fitch Discount Factor of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in event that the Fund receives written confirmation from each Rating Agency which is then rating the Preferred Shares and which so requires that any such changes would not impair the "Aaa" credit rating from Moody's or the "AAA" credit rating from Fitch.

         A Rating Agency's Guidelines will apply to the Preferred Shares only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating the Preferred Shares. The ratings assigned to Preferred Shares are not recommendations to buy, sell or hold Preferred Shares. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of Preferred Shares should be evaluated independently of any other rating.

         Upon any failure to maintain the required Discounted Value of the Fund's Eligible Assets, the Fund will seek to alter the composition of its portfolio to reattain the Preferred Shares Basic Maintenance Amount on or prior to the Preferred Shares Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.

         1940 Act Preferred Shares Asset Coverage. The Fund is also required to maintain, as of the last Business Day on any month in which the Preferred Shares are outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end company as a condition of declaring dividends on its common shares). If the Fund fails to maintain the 1940 Act Preferred Shares Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain Preferred Shares.

Voting

         All voting rights (as described in the Prospectus under "Description of Capital Structure" and "Description of Preferred Shares--Voting Rights") will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in Fund to effect such redemption.

         The Board of Trustees may without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the Certificate or Declaration of Trust by the Rating Agencies in the event the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or Fitch, as the case may be, to the Preferred Shares.

Restrictions on Transfer

         Preferred Shares may be transferred only (a) pursuant to an Order placed in an Auction, (b) to or through a Broker-Dealer, or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding Preferred Shares through different Broker-Dealers, advises the Auction Agent of such transfer.

                               FEDERAL TAXATION

         The following discussion is for general information purposes only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Preferred Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

         The Fund has elected to be, and intends to qualify each year for treatment as a regulated investment company ("RIC"), under the Internal Revenue Code of 1986, as amended (the "Code"), in order to reduce or eliminate federal income tax. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute a sufficient amount of its investment company taxable income so as to effect such qualification.

         Dividends and other distributions declared by the Fund in October, November or December of any year and payable to Shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31st of that year if the distributions are paid by the Fund during January of the following year. Accordingly, those distributions will be taxed to Shareholders for the year in which that December 31st falls.

         To avoid a non-deductible 4% federal excise tax, the Fund must distribute to its Shareholders by the end of each calendar year substantially all of its ordinary income and capital gain net income, plus certain other amounts. Under current law, provided that the Fund qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

         Income and gains from investments in securities of foreign issuers may be subject to foreign income, withholding or other taxes, which may reduce the Fund's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. Shareholders will not be able to claim any foreign tax credit or deduction with respect to these foreign taxes.

         Certain investments of the Fund may bear original issue discount or market discount for tax purposes. The Fund will be required to include in income each year a portion of such original issue discount and may elect to include in income each year a portion of such market discount. In addition, the Fund may be required to include in income each year, for federal income tax purposes, income with respect to these or other investments even though the collectibility by the Fund of cash payments corresponding to such income is doubtful. The Fund may have to dispose of investments that it would otherwise have continued to hold to provide cash to enable it to satisfy its distribution requirements with respect to such income.

         Some of the Fund's investment practices (including those involving certain risk management transactions) may be subject to special provisions of the Code that, among other things, may defer the Fund's deduction of certain losses and affect the holding period of certain securities it holds and the character of certain gains or losses it realizes. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

         The Fund will designate distributions made to holders of common shares and to holders of Preferred Shares, including the Preferred Shares, in accordance with each class's proportionate share of each item of Fund income (such as tax-exempt interest, net capital gains and other taxable income).

         On a sale or exchange of Preferred Shares, the holder will recognize taxable gain or loss equal to the difference between the holder's adjusted basis for the Preferred Shares and the amount realized. Any such gain or loss will be treated as capital gain or loss if the Preferred Shares are capital assets in the holder's hands and as long-term capital gain or loss if the Preferred Shares are held for more than one year. Any loss realized on the sale or exchange of Preferred Shares held by a Shareholder for six months or less will be disallowed to the extent the shareholder has received exempt-interest dividends with respect to those Preferred Shares, and any such loss that exceeds the disallowed amount will be treated as a long-term capital loss to the extent of any distribution of net capital gain with respect to those Preferred Shares. In addition, a loss realized on a sale of Preferred Shares will be disallowed to the extent the Shareholder acquires other Preferred Shares within the period beginning 30 days before, and ending 30 days after, the sale.

         Investment in Preferred Shares is not appropriate for non-U.S. investors or as a retirement plan investment.

                      APPENDIX A--RATINGS OF INVESTMENTS

Description of Moody's Debt Ratings

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note--Those bonds in the "Aa", "A," "Baa," "Ba" and "B" categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols "Aa1," "A1," "Baa1," "Ba1" and "B1."

Short-term Notes--The four ratings of Moody's for short-term notes are "MIG 1/VMIG1," "MIG 2/ VMIG2," "MIG 3/VMIG3" and "MIG 4/VMIG4." "MIG 1/VMIG1" denotes "best quality . . . strong protection by established cash flows." "MIG2/VMIG2" denotes "high quality" with ample margins of protection. "MIG3/VMIG3" notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades." "MIG 4/VMIG4" notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Debt Ratings

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put features, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

         Issue ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

BB, B, CCC, CC and C--Obligations rated "BB", "B", "CCC", "CC" and "C" is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated "CC" is currently highly vulnerable to nonpayment.

C--A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A "C" rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r--This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit ratings. Examples include: obligations linked or indexed to equities, currencies or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

NR--This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Description of Standard & Poor's Short-Term Credit Ratings

A-1--A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet financial commitment on these obligations is extremely strong.

A-2--A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than the obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D--A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                   APPENDIX B - FORM OF CERTIFICATE OF VOTE

                           PART C--OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

     (1) FINANCIAL STATEMENTS:

        Included in Part A:

           Report of Independent Accountants (1)

        Included in Part B:

         Statement of Assets and Liabilities (1)

    (2)           EXHIBITS

            (a)   (i) Declaration of Trust, dated April 7, 1998(2)
                  (ii) Form of Certificate of Vote, dated       , attached as
                       Appendix B to the Statement of Additional Information(1)
            (b)   By-laws(2)
            (d) Form of Specimen Certificate of Common Shares of Beneficial Interest of Registrant(2) (e) Dividend Reinvestment Plan(3)
            (g)   Investment Advisory Agreement(3)
            (h(1))    Form of Underwriting Agreement(1)
            (h(2))    Form of Master Agreement Among Underwriters(1)
            (h(3))    Form of Master Dealer Agreement(1)
            (j(1))    Custodian Agreement(4)
            (j(2))    Registrar, Transfer Agency and Service Agreement(4)
            (j(3))    Form of Auction Agency Agreement(1)
            (k(1)) Administration Agreement(3) (k(2)) Amended and Restated Legal Services Agreement(4) (k(3)) Form of Broker-Dealer Agreement(1)
            (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)(1) (n) Consent of (1) (r) Codes of Ethics of the Fund and the Adviser(1)
            (s)      Power of Attorney*

 ---------------
*        Filed herewith

(1) To be filed by amendment

(2) Incorporated by reference to the Registrant's initial Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed April 4, 1998 (File No. 333-49829).

(3) Incorporated by reference to pre-effective amendment no. 1 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed May 12, 1998 (File No. 333-49829).

(4) Incorporated by reference to pre-effective amendment no. 2 to the Registrant's Registration Statement on Form N-2 relating to its common shares of beneficial interest, filed June 22, 1998 (File No. 333-49829).


ITEM 25: MARKETING ARRANGEMENTS


     See Exhibit h(1) to this Registration Statement.

ITEM 26: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Securities and Exchange Commission fees                       $
National Association of Securities Dealers, Inc. fees         $
Printing and engraving expenses                               $
Legal fees                                                    $
Transfer Agent Fees                                           $
Accounting expenses                                           $
Blue Sky filing fees and expenses                             $
Miscellaneous expenses                                        $

               Total                                          $
                                                               ==========
* Estimated expenses to be filed by amendment

ITEM 27: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Not applicable

ITEM 28: NUMBER OF HOLDERS OF SECURITIES

     At         , 2004

        TITLE OF CLASS                             NUMBER OF RECORD HOLDERS
        --------------                             ------------------------

Common Shares of Beneficial Interest,
   par value $.01 per share                         to be filed by amendment

Preferred Shares of Beneficial Interest,
  par avlue $.01 per share                          to be filed by amendment


ITEM 29: INDEMNIFICATION

         Please see Article 5.3 of the Registrant's Declaration of Trust (Exhibit (a)(i)) for indemnification of officers and trustees. Registrant's trustees and officers are also covered by a Joint Directors and Officers/Errors and Omissions Insurance Policy. Section 5 of the proposed Investment Advisory Agreement between the Fund and the Adviser provides that in the absence of willful misfeasance, bad faith or gross negligence in connection with the obligations or duties under the Investment Advisory Agreement or on the part of the Adviser, the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security. The Underwriting Agreement provides that the Registrant shall indemnify the Underwriters (as defined therein) and certain persons related thereto for any loss or liability arising from any alleged misstatement of a material fact (or alleged omission to state a material fact) contained in, among other things, the Registration Statement or Prospectus except to the extent the misstated fact or omission was made in reliance upon information provided by or on behalf of the Underwriters.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant and the Adviser and any underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person or the Registrant and the underwriters in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer, controlling person or underwriter in connection with the Preferred Shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 31: LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained
(i) by Registrant will be maintained at its offices, located at 1221 Avenue of the Americas New York, New York 10020, at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts or at Boston Equiserve L.P., Blue Hills Office Park, 150 Royall Street, Canton, Massachusetts 02021; and
(ii) by the Adviser, will be maintained at its offices, located at 1221 Avenue of the Americas New York, New York 10020.

ITEM 32: MANAGEMENT SERVICES

     Not applicable

ITEM 33: UNDERTAKINGS

1. Registrant undertakes to suspend offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

 2.    Not applicable

 3.    Not applicable

 4.    Not applicable

 5.    If applicable:

          (a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

 6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt f a written or oral request, its Statement of Additional Information.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 8th day of December, 2003.



                                      VAN KAMPEN SENIOR INCOME TRUST

                                      By:      /s/ A. THOMAS SMITH III
                                         -------------------------------------
                                             A. Thomas Smith III, Secretary


         Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed on December 8, 2003 by the following persons in the capacities indicated:


 SIGNATURE                                                 TITLE

Principal Executive Officer:

/s/ RONALD E. ROBISON*                         Executive Vice President and
--------------------------------               Principal Executive Officer
   RONALD E. ROBISON


Principal Financial Officer:

/s/ JOHN L. SULLIVAN*                          Vice President, Chief Financial
--------------------------------               Officer and Treasurer
   John L. Sullivan


Trustees:

/s/ DAVID C. ARCH*                             Trustee
--------------------------------
  David C. Arch


/s/ J. MILES BRANAGAN*                         Trustee
--------------------------------
 J. Miles Branagan


/s/ JERRY D. CHOATE*                           Trustee
--------------------------------
  Jerry D. Choate


/s/ ROD DAMMEYER*                              Trustee
--------------------------------
  Rod Dammeyer


/s/ LINDA HUTTON HEAGY*                        Trustee
--------------------------------
   Linda Hutton Heagy


/s/ R. CRAIG KENNEDY*                          Trustee
--------------------------------
   R. Craig Kennedy


/s/ HOWARD J KERR*                             Trustee
--------------------------------
   Howard J Kerr


/s/ MITCHELL M. MERIN*                         Trustee and President
--------------------------------
   Mitchell M. Merin


/s/ JACK E. NELSON*                            Trustee
--------------------------------
   Jack E. Nelson


/s/ RICHARD F. POWERS, III*                    Trustee
--------------------------------
   Richard F. Powers, III


/s/ HUGO F. SONNENSCHEIN                       Trustee
--------------------------------
   Hugo F. Sonnenschein


/s/ WAYNE W. WHALEN*                           Trustee
--------------------------------
   Wayne W. Whalen


/s/ SUZANNE H. WOOLSEY*                        Trustee
--------------------------------
   Suzanne H. Woolsey

__________________

* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.


/s/ A. THOMAS SMITH III                        December 8, 2003
--------------------------------
A. Thomas Smith III
Attorney-in-Fact

                               INDEX TO EXHIBITS
                               -----------------

s.       Power of Attorney